Rule 497(b)
                           Registration No. 33-42466


                    Prospectus Part A Dated October 28, 1999


                           MUNICIPAL SECURITIES TRUST

                              MULTI-STATE SERIES 41
                             (MULTIPLIER PORTFOLIO)

--------------------------------------------------------------------------------


         The Trust consists of 3 separate unit investment trusts designated California Trust, New York Trust and Virginia Trust (the "State Trusts"). Each State Trust contains an underlying portfolio of long-term tax-exempt bonds issued by or on behalf of states, municipalities and public authorities and was formed to preserve capital and to provide interest income (including, where applicable, earned original issue discount) which, in the opinions of bond counsel to the respective issuers, is, with certain exceptions, currently exempt from regular Federal income tax (including where applicable earned original discount) under existing law. There can be no assurance that the Trusts' investment objectives will be achieved. Although the Supreme Court has determined that Congress has the authority to subject interest on bonds such as the Bonds in the Trust to regular federal income taxation, existing law excludes such interest from federal income tax. In addition, in the opinion of counsel to the Sponsors, the interest income of each State Trust is exempt, to the extent indicated, from state and local taxes when held by residents of the state where the issuers of the Bonds in such State Trust are located. Such interest income may, however, be subject to the federal corporate alternative minimum tax and to state and local taxes in other jurisdictions. (See "Description of Portfolios" in this Part A for a description of those Bonds which pay interest income subject to the federal individual alternative minimum tax.) In addition, capital gains are subject to tax. (See "Tax Status" and "The Portfolios--General.") The Sponsors are Reich & Tang Distributors, Inc. and Gruntal & Co., L.L.C. (sometimes referred to as the "Sponsor" or the "Sponsors). The value of the Units of the Trust will fluctuate with the value of the underlying bonds. Minimum purchase: 1 Unit.


         This Prospectus consists of two parts. Part A contains the Summary of Essential Information including descriptive material relating to each State Trust as of June 30, 1999 (the "Evaluation Date"), a summary of certain specific information regarding each State trust and audited financial statements of each State Trust, including the related portfolio, as of the Evaluation Date. Part B of this Prospectus contains a general summary of the State Trusts. Part A of this Prospectus may not be distributed unless accompanied by Part B. Investors should read and retain both parts of this Prospectus for future reference.


--------------------------------------------------------------------------------

                                       Principal        Secondary Market
                        Number of      Amount of         Offering Price
                          Units          Bonds         per Unit (06/30/99)
                        ---------      ---------       -------------------

California Trust          1,357         $1,335,000         $  923.45
New York Trust            3,625         $3,470,000         $1,016.04
Virginia Trust            1,730         $1,555,000         $  772.11



       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------


         THE TRUST. The Trust seeks to achieve its investment objectives through investment in a fixed, diversified portfolio of long-term bonds (the "Bonds") issued by or on behalf of the State for which such Trust is named and political subdivisions, municipalities and public authorities thereof and of Puerto Rico and its public authorities. All of the Bonds in each State Trust were rated "A" or better by Standard & Poor's Corporation or Moody's Investors Service, Inc. at the time originally deposited in the State Trusts. For a


766992.1

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discussion  of the  significance  of  such  ratings,  see  "Description  of Bond
Ratings" in Part B of this Prospectus and for a list of ratings on the Evaluation Date see the "Portfolio."

         The State Trusts contain bonds that were acquired at prices which resulted in the portfolios as a whole being purchased at a deep discount from par value. The portfolio may also include bonds issued at a substantial original issue discount, some of which may be Zero Coupon Bonds that provide for payment at maturity at par value, but do not provide for the payment of current interest. Gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Some of the Bonds in the portfolio may have been purchased at an aggregate premium over par. (See "Tax Status" in Part B of this Prospectus.) Some of the Bonds in the Trust have been issued with optional refunding or refinancing provisions ("Refunded Bonds") whereby the issuer of the Bond has the right to call such Bond prior to its stated maturity date (and other than pursuant to sinking fund provisions) and to issue new bonds ("Refunding Bonds") in order to finance the redemption. Issuers typically utilize refunding calls in order to take advantage of lower interest rates in the marketplace. Some of these Refunded Bonds may be called for redemption pursuant to pre-refunding provisions ("Pre- Refunded Bonds") whereby the proceeds from the issue of the Refunding Bonds are typically invested in government securities in escrow for the benefit of the holders of the Pre-Refunded Bonds until the refunding call date. Usually, Pre-Refunded Bonds will bear a triple-A rating because of this escrow. The issuers of Pre-Refunded Bonds must call such Bonds on their refunding call date. Therefore, as of such date, the Trust will receive the call price for such bonds but will cease receiving interest income with respect to them. For a list of those Bonds which are Pre-Refunded Bonds, if any, as of the Evaluation Date, see "Notes to Financial Statements" in this Part A. The payment of interest and preservation of capital are, of course, dependent upon the continuing ability of the issuers of the Bonds to meet their obligations.

         Investment in the Trust should be made with an understanding of the risks which an investment in long-term fixed rate debt obligations may entail, including the risk that the value of the underlying portfolio will decline with increases in interest rates, and that the value of Zero Coupon Bonds is subject to greater fluctuation than coupon bonds in response to such changes in interest rates. A Trust designated as a long-term trust must have a dollar-weighted average portfolio maturity of more than ten years.

         Each Unit represents a fractional undivided interest in the principal and net income of each State Trust. The principal amount of Bonds deposited in such State Trust per Unit is reflected in the Summary of Essential Information. Each State Trust will be administered as a distinct entity with separate certificates, expenses, books and records. (See "The Trust--Organization" in Part B of this Prospectus.) The Units being offered hereby are issued and outstanding Units which have been purchased by the Sponsors in the secondary market.


         PUBLIC OFFERING PRICE. The secondary market Public Offering Price of each Unit is equal to the aggregate bid price of the Bonds in the Trust divided by the number of Units outstanding, plus a sales charge of 2.2% for the California Trust, 1.3% for the New York Trust and 3.3% for the Virginia Trust of the Public Offering Price, or 2.249% for the California Trust, 1.317% for the New York Trust and 3.412% for the Virginia Trust of the net amount invested in Bonds per Unit. The sales charge for secondary market purchases is based upon the number of years remaining to maturity of each bond in the Trust's portfolio. (See "Public Offering" in Part B of this Prospectus.) In addition, accrued interest to the expected date of settlement is added to the Public Offering Price. If Units of the California Trust had been purchased on


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the Evaluation Date, the Public Offering Price per Unit would have been $923.45 plus accrued interest of $10.11 under the monthly distribution plan, $14.97 under the semi-annual distribution plan and $44.40 under the annual distribution plan, for a total of $933.56, $938.42 and $967.85, respectively. If Units of the New York Trust had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $1,016.04 plus accrued interest of $9.89 under the monthly distribution plan, $15.38 under the semi-annual distribution plan and $49.11 under the annual distribution plan, for a total of $1,025.93, $1,031.42 and $1,065.15, respectively. If Units of the Virginia Trust had been purchased on the Evaluation Date, the Public Offering Price per Unit would have been $772.11 plus accrued interest of $11.34 under the monthly distribution plan, $16.25 under the semi-annual distribution plan and $47.08 under the annual distribution plan, for a total of $783.45, $788.36 and $819.19, respectively. The Public Offering Price per Unit can vary on a daily basis in accordance with fluctuations in the aggregate bid price of the Bonds. (See "Summary of Essential Information" and "Public Offering--Offering Price" in Part B of this Prospectus.)


         ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN. Units of each Trust are offered to investors on a "dollar price" basis (using the computation method described under "Public Offering--Offering Price" in Part B) as distinguished from a "yield price" basis often used in offerings of tax exempt bonds (involving the lesser of the yield as computed to maturity of bonds or to an earlier redemption date). Since they are offered on a dollar price basis, the rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return."

         Estimated Long Term Return is calculated by: (1) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in the Trust's portfolio in accordance with accepted bond practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (2) calculating the average of the yields for the Bonds in the Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of the Trust); and (3) reducing the average yield for the portfolio of the Trust in order to reflect estimated fees and expenses of the Trust and the maximum sales charge paid by investors. The resulting Estimated Long Term Return represents a measure of the return to investors earned over the estimated life of the Trust. (For the Estimated Long Term Return to Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information.")

         Estimated Current Return is a measure of the Trust's cash flow. Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolio of the Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity.

         The Estimated Net Annual Interest Income per Unit of the Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to the Trust and with the redemption, maturity, sale or other disposition of the Bonds in the Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term

                                       A-3
766992.1

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Return will be realized in the future. (For the Estimated Current Return to
Certificateholders under the monthly, semi-annual and annual distribution plans, see "Summary of Essential Information." See "Estimated Long Term Return and Estimated Current Return" in Part B of this Prospectus.)

         A schedule of cash flow projections is available from the Sponsor upon request.

         DISTRIBUTIONS. Distributions of interest income, less expenses, will be made by the Trust either monthly, semi-annually or annually depending upon the plan of distribution applicable to the Unit purchased. A purchaser of a Unit in the secondary market will actually receive distributions in accordance with the distribution plan chosen by the prior owner of such Unit and may thereafter change the plan as provided under "Interest and Principal Distributions" in Part B of this Prospectus. Distributions of principal, if any, will be made semi-annually on June 15 and December 15 of each year. (See "Rights of Certificateholders--Interest and Principal Distributions" in Part B of this Prospectus. For estimated monthly, semi-annual and annual interest distributions, see "Summary of Essential Information.")


         MARKET FOR UNITS. The Sponsors, although not obligated to do so, intend to maintain a secondary market for the Units at prices based on the aggregate bid price of the Bonds in the Trust portfolio. The secondary market repurchase price is based on the aggregate bid price of the Bonds in the Trust portfolio, and the reoffer price is based on the aggregate bid price of the Bonds plus a sales charge of 2.2% for the California Trust, 1.3% for the New York Trust and 3.3% for the Virginia Trust of the Public Offering Price (2.249% for the California Trust, 1.317% for the New York Trust and 3.412% for the Virginia Trust of the net amount invested) plus net accrued interest. If a market is not maintained, a Certificateholder will be able to redeem his or her Units with the Trustee at a price also based on the aggregate bid price of the Bonds. (See "Sponsor Repurchase" and "Public Offering--Offering Price" in Part B of this Prospectus.)


         For additional information regarding the Public Offering Price and Estimated Current Return and Estimated Long Term Return for Units of each State Trust, descriptions of interest and principal distributions, repurchase and redemption of Units and other essential information regarding the Trusts, please refer to the Summary of Essential Information for the particular State Trust on one of the immediately succeeding pages.

                                       A-4
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                           MUNICIPAL SECURITIES TRUST
                              MULTI-STATE SERIES 41

                                CALIFORNIA TRUST


              SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1999
              ----------------------------------------------------


Date of Deposit*:  September 25, 1991            Minimum Principal Distribution:
---------------                                  ------------------------------
Principal Amount of Bonds .   $1,335,000            $1.00 per Unit.
-------------------------
Number of Units ...........   1,357              Weighted Average Life
---------------                                  ---------------------
Fractional Undivided Inter-                         to Maturity:  2.7 Years.
--------------------------                          -----------
 est in Trust per Unit ....   1/1357             Minimum Value of Trust:
 ---------------------                           ----------------------
Principal Amount of                                 Trust may be terminated if value
-------------------
 Bonds per Unit ...........   $983.79               of Trust is less than $1,200,000
 --------------
Secondary Market Public                             in principal amount of Bonds.
-----------------------
 Offering Price**                                Mandatory Termination Date:
 ----------------                                --------------------------
 Aggregate Bid Price                                The earlier of December 31, 2040
   of Bonds in Trust ......   $1,225,183+++         or the disposition of the last
 Divided by 1,357 Units ...   $902.86               Bond in the Trust.
 Plus Sales Charge of                            Trustee***:  The Chase Manhattan
                                                 -------
  2.2% of Public                                    Bank.

  Offering Price ..........   $20.59             Trustee's Annual Fee:  Monthly
                                                 --------------------
 Public Offering Price                              plan $1.05 per $1,000; semi-
  per Unit ................   $923.45+              annual plan $.60 per $1,000; and
                                                    annual plan is $.35 per $1,000.
Redemption and Sponsors'
------------------------
 Repurchase Price                                Evaluator:  Kenny S&P Evaluation
 ----------------                                ---------
 per Unit .................   $902.86+              Services.
 --------
                                     +++         Evaluator's Fee for Each
                                                 ------------------------
                                     ++++           Evaluation:  Minimum of $5 plus
                                                    ----------
Excess of Secondary Market                          $.25 per each issue of Bonds in
--------------------------
 Public Offering Price                              excess of 50 issues (treating
 ---------------------
 over Redemption and                                separate maturities as separate
 -------------------
 Sponsors' Repurchase                               issues).
 --------------------
 Price per Unit ...........   $20.59++++         Sponsors:  Reich & Tang
 --------------                                  --------
Difference between Public                           Distributors, Inc. and Gruntal
-------------------------
 Offering Price per Unit                            Co., L.L.C.
------------------------
 and Principal Amount per                        Sponsors' Annual Fee:  Maximum of
                                                 --------------------
 Unit Premium/(Discount) ..   $60.34                $.25 per $1,000 principal amount
-----------------------
Evaluation Time:  4:00 p.m.                         of Bonds (see "Trust Expenses
---------------
 New York Time.                                     and Charges" in Part B of this
                                                    Prospectus).




       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
       ------------------------------------------------------------------

                                           Monthly             Semi-Annual      Annual
                                           Option                Option         Option
                                           -------             -----------      ------

Gross annual interest income# .........    $59.04              $59.04           $59.04
Less estimated annual fees and
  expenses ............................      2.60                2.30             1.85
Estimated net annual interest              ______              ______           ______
  income (cash)# ......................    $56.44              $56.74           $57.19
Estimated interest distribution# ......      4.70               28.37            57.19
Estimated daily interest accrual# .....     .1568               .1576            .1589
Estimated current return#++ ...........     6.11%               6.14%            6.19%
Estimated long term return++ ..........     2.03%               2.07%            2.12%
Record dates ..........................    1st of              Dec. 1 and       Dec. 1
                                           each month          June 1
Interest distribution dates ...........    15th of             Dec. 15 and      Dec. 15
                                           each month          June 15



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                           MUNICIPAL SECURITIES TRUST
                              MULTI-STATE SERIES 41

                                 NEW YORK TRUST


              SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1999
              ----------------------------------------------------


Date of Deposit*:  September 25, 1991                    Minimum Principal Distribution:
---------------                                          ------------------------------
Principal Amount of Bonds .       $3,470,000                $1.00 per Unit.
-------------------------
Number of Units ...........       3,625                  Weighted Average Life
---------------                                          ---------------------
Fractional Undivided Inter-                                 to Maturity:  1.2 Years.
--------------------------                                  -----------
 est in Trust per Unit ....       1/3625                 Minimum Value of Trust:
 ---------------------                                   ----------------------
Principal Amount of                                         Trust may be terminated if value of
-------------------
 Bonds per Unit ...........       $957.24                   Trust is less than $2,000,000 in
 --------------
Secondary Market Public                                     principal amount of Bonds.
-----------------------
 Offering Price**                                        Mandatory Termination Date:
                                                         --------------------------
 Aggregate Bid Price                                        The earlier of December 31, 2040 or
  of Bonds in Trust .......       $3,634,526+++             the disposition of the last Bond in
 Divided by 3,625 Units ...       $1,002.63                 the Trust.

 Plus Sales Charge of                                    Trustee***:  The Chase Manhattan
                                                         -------
  1.3% of Public                                            Bank.

  Offering Price ..........       $13.41                 Trustee's Annual Fee:  Monthly
                                                         --------------------
 Public Offering Price                                      plan $.96 per $1,000; semi-annual
  per Unit ................       $1,016.04+                plan $.50 per $1,000; and annual
Redemption and Sponsors'                                    plan is $.32 per $1,000.
------------------------
 Repurchase Price                                        Evaluator:  Kenny S&P Evaluation
 ----------------                                        ---------
 per Unit .................       $1,002.63+                Services.
 --------
                                           +++           Evaluator's Fee for Each
                                                         ------------------------
                                           ++++             Evaluation:  Minimum of $5 plus
                                                            ----------
Excess of Secondary Market                                  $.25 per each issue of Bonds in
--------------------------
 Public Offering Price                                      excess of 50 issues (treating
 ---------------------
 over Redemption and                                        separate maturities as separate
 -------------------
 Sponsors' Repurchase                                       issues).
 --------------------
 Price per Unit ...........       $13.41++++             Sponsors:  Reich & Tang
 --------------                                          --------
Difference between Public                                   Distributors, Inc. and Gruntal &
-------------------------
 Offering Price per Unit                                    Co., L.L.C.
 -----------------------
 and Principal Amount per                                Sponsors' Annual Fee:  Maximum of
 ------------------------                                --------------------
 Unit Premium/(Discount) ..       $58.80                    $.25 per $1,000 principal amount of
 -----------------------
Evaluation Time:  4:00 p.m.                                 Bonds (see "Trust Expenses and
---------------
 New York Time.                                             Charges" in Part B of this
                                                            Prospectus).





       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
       ------------------------------------------------------------------

                                         Monthly             Semi-Annual        Annual
                                         Option                Option           Option
                                         -------             -----------        ------


Gross annual interest income# .........  $67.37              $67.37             $67.37
Less estimated annual fees and
  expenses ............................    1.90                1.54                 --
Estimated net annual interest            ______              ______             ______
  income (cash)# ......................  $65.47              $65.83             $67.37
Estimated interest distribution# ......    5.46               32.92              67.37
Estimated daily interest accrual# .....   .1819               .1829              .1871
Estimated current return#++ ...........   6.44%               6.48%              6.63%
Estimated long term return ++ .........   2.58%               2.62%              2.60%
Record dates ..........................  1st of              Dec. 1 and         Dec. 1
                                         each month          June 1
Interest distribution dates ...........  15th of             Dec. 15 and        Dec. 15
                                         each month          June 15



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                           MUNICIPAL SECURITIES TRUST
                              MULTI-STATE SERIES 41

                                 VIRGINIA TRUST


              SUMMARY OF ESSENTIAL INFORMATION AS OF JUNE 30, 1999
              ----------------------------------------------------


Date of Deposit*:  September 25, 1991               Minimum Principal Distribution:
---------------                                     ------------------------------
Principal Amount of Bonds .    $1,555,000              $1.00 per Unit.
-------------------------
Number of Units ...........    1,730                Weighted Average Life
---------------                                     ---------------------
Fractional Undivided Inter-                            to Maturity:  6.9 Years.
--------------------------                             -----------
 est in Trust per Unit ....    1/1730               Minimum Value of Trust:
 ---------------------                              ----------------------
Principal Amount of                                    Trust may be terminated if value
-------------------
 Bonds per Unit ...........    $898.84                 of Trust is less than $1,200,000
 --------------
Secondary Market Public                                in principal amount of Bonds.
-----------------------
 Offering Price**                                   Mandatory Termination Date:
                                                    --------------------------
 Aggregate Bid Price                                   The earlier of December 31, 2040
  of Bonds in Trust .......    $1,292,001+++           or the disposition of the last
 Divided by 1,730 Units ...    $746.82                 Bond in the Trust.

 Plus Sales Charge of                               Trustee***:  The Chase Manhattan
                                                    -------
  3.3% of Public                                       Bank.

  Offering Price ..........    $25.29               Trustee's Annual Fee:  Monthly
                                                    --------------------
 Public Offering Price                                 plan $1.05 per $1,000; semi-annual
  per Unit ................    $772.11+                plan $.60 per $1,000; and annual
Redemption and Sponsors'                               plan is $.35 per $1,000.
------------------------
 Repurchase Price                                   Evaluator:  Kenny S&P Evaluation
 ----------------                                   ---------
 per Unit .................    $746.82+                Services.
 --------
                                      +++           Evaluator's Fee for Each
                                                    ------------------------
                                      ++++             Evaluation:  Minimum of $5 plus
                                                       ----------
Excess of Secondary Market                             $.25 per each issue of Bonds in
--------------------------
 Public Offering Price                                 excess of 50 issues (treating
 ---------------------
 over Redemption and                                   separate maturities as separate
 -------------------
 Sponsors' Repurchase                                  issues).
 --------------------
 Price per Unit ...........    $25.29++++           Sponsors:  Reich and Tang
 --------------                                     --------
Difference between Public                              Distributors, Inc. and Gruntal &
-------------------------
 Offering Price per Unit                               Co., L.L.C.
 -----------------------
 and Principal Amount per                           Sponsors' Annual Fee:  Maximum of
 ------------------------                           --------------------
 Unit Premium/(Discount) ..    $126.73                 $.25 per $1,000 principal amount
 ----------------------

Evaluation Time:  4:00 p.m.                            of Bonds (see "Trust Expenses and
---------------
 New York Time.                                        Charges" in Part B of this
                                                       Prospectus).



       PER UNIT INFORMATION BASED UPON INTEREST DISTRIBUTION PLAN ELECTED
       ------------------------------------------------------------------

                                           Monthly            Semi-Annual       Annual
                                           Option               Option          Option
                                           -------            -----------       ------

Gross annual interest income# .........    $48.85              $48.85           $48.85
Less estimated annual fees and
  expenses ............................      2.34                1.83             1.30
Estimated net annual interest              ______              ______           ______
  income (cash)# ......................    $46.51              $47.02           $47.55
Estimated interest distribution# ......      3.88               23.51            47.55
Estimated daily interest accrual# .....     .1292               .1306            .1321
Estimated current return#++ ...........     6.02%               6.09%            6.16%
Estimated long term return ++ .........     2.53%               2.60%            2.67%
Record dates ..........................    1st of              Dec. 1 and       Dec. 1
                                           each month          June 1
Interest distribution dates ...........    15th of             Dec. 15 and      Dec. 15
                                           each month          June 15



                                       A-7
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                  Footnotes to Summary of Essential Information
                  ---------------------------------------------

   * The Date of Deposit is the date on which the Trust Agreement was signed and the deposit of the Bonds with the Trustee made.


  ** Certain amounts distributable as of June 30, 1999 may be reported in the Summary of Essential Information as if they had been distributed as of year-end.


 *** The Trustee maintains its principal executive office at 270 Park Avenue, New York, New York 10017 and its unit investment trust office at 4 New York Plaza, New York, New York 10004 (tel. no.: 1-800-882-9898). For information regarding redemption by the Trustee, see "Trustee Redemption" in Part B of this Prospectus.


   + Plus accrued interest to expected date of settlement (approximately three business days after purchase) of $10.11 monthly, $14.97 semi-annually and $44.40 annually for the California Trust, $9.89 monthly, $15.38 semi-annually and $49.11 annually for the New York Trust, and $11.34 monthly, $16.25 semi-annually and $47.08 annually for the Virginia Trust.


  ++ The estimated current return and estimated long term return are increased for transactions entitled to a discount (see "Employee Discounts" in Part B of this Prospectus), and are higher under the semi-annual and annual options due to lower Trustee's fees and expenses.

 +++ Based solely upon the bid side evaluation of the underlying Bonds (including, where applicable, undistributed cash from the principal account). Upon tender for redemption, the price to be paid will be calculated as described under "Trustee Redemption" in Part B of this Prospectus.

++++ See "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price" in Part B of this Prospectus.

   # Does not include accrual from original issue discount bonds, if any.



                      FINANCIAL AND STATISTICAL INFORMATION

Selected data for each Unit outstanding for the periods listed below:
                                                                                           Distribu-
                                                                                           tions of
                                                          Distributions of Interest        Principal
                                                         During the Period (per Unit)       During
                                                         ---------------------------
                                         Net Asset*                  Semi-                    the
                      Units Out-           Value         Monthly     Annual        Annual   Period
Period Ended           standing           Per Unit       Option      Option        Option  (Per Unit)
------------          ----------         ----------      -------     ------        ------  ----------

California Trust
----------------
June 30, 1997           1,551           $1,023.36        $61.54      $62.03         $63.41     $20.84
June 30, 1998           1,377            1,000.78         60.07       60.54          62.02      19.84
June 30, 1999           1,357              969.92         58.06       58.46          59.22       9.72

New York Trus
-------------
June 30, 1997           4,467           $1,055.16        $66.88      $67.34         $68.83     $ 4.35
June 30, 1998           3,747            1,049.05         66.25       66.70          -0-         -0-
June 30, 1999           3,625            1,016.95         65.49       65.91          -0-         6.75

Virginia Trust
--------------
June 30, 1997           2,126           $1,059.72        $64.59      $65.18         $65.77     $ 9.20
June 30, 1998           2,013            1,046.61         63.92       64.53          65.14       5.80
June 30, 1999           1,730              958.60         61.98       62.54          64.81      68.11



--------
* Net Asset Value per Unit is calculated by dividing net assets as disclosed in the "Statement of Net Assets" by the number of Units outstanding as of the date of the Statement of Net Assets. See Note 5 of Notes to Financial Statements for a description of the components of Net Assets.

                                       A-8
766992.1

                        INFORMATION REGARDING THE TRUSTS
                               AS OF JUNE 30, 1999


DESCRIPTION OF PORTFOLIOS*
-------------------------

California Trust
----------------

               Each Unit in the California Trust consists of a 1/1357th undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $983.79 of principal amount of the Bonds currently held in the Trust. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the California Trust consists of 7 issues of 6 issuers located in California and 1 in Puerto Rico. None of the Bonds are obligations of state and local housing authorities; 37.1% are hospital revenue bonds; and none were issued in connection with the financing of nuclear generating facilities. None of the Bonds are mortgage subsidy bonds. All of the Bonds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). None of the Bonds are general obligation bonds. Seven issues representing $1,335,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Convention Center 1, Electric 3, Hospital 2 and Transportation 1. For an explanation of the significance of these factors see "The State Trusts--Portfolios" in Part B of this Prospectus.

               As of June 30, 1999, $275,000 (approximately 20.6% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, $150,000 (approximately 11.2% of the aggregate principal amount of the Bonds) were Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. None of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 72.7% were purchased at a premium and approximately 6.7% were purchased at par. For an explanation of the significance of these factors see "The Portfolios--Discount and Zero Coupon Bonds" in Part B of this Prospectus.


               None of the Bonds in the California Trust are subject to the Federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.


--------
* Changes in the Trust Portfolio: From July 1, 1999 to September 15, 1999, $45,000 of the principal amount of the Bond in portfolio no. 3 and the entire principal amount of the Bonds in portfolio nos. 6 and 7 were called for redemption pursuant to pre-refunding provisions and are no longer contained in the Trust. $125,000 of the principal amount of the Bond in portfolio No. 3 was sold and is no longer contained in the Trust.


                                       A-9
766992.1

New York Trust*
--------------


               Each Unit in the New York Trust consists of a 1/3625th undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $957.24 of principal amount of the Bonds currently held in the Trust. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the New York Trust consists of 12 issues of 12 issuers located in New York. None of the Bonds are obligations of state and local housing authorities; approximately 11.8% are hospital revenue bonds; and none were issued in connection with the financing of nuclear generating facilities. None of the Bonds are mortgage subsidy bonds. All of the Bonds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). One issue representing $45,000 of the principal amount of the Bonds is a general obligation bond. All eleven of the remaining issues representing $3,425,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Assistance Corporation 1, College 1, Correctional Facility 1, Education 1, Highway Improvement 1, Hospital 1, Mental Health Facility 1, Processing Center 1, Transit Facility 1 and University 3. For an explanation of the significance of these factors see "The State Trusts-- Portfolios" in Part B of this Prospectus.

               As of June 30, 1999, $1,400,000 (approximately 40.4% of the aggregate principal amount of the Bonds) were original issue discount bonds. Of these original issue discount bonds, none were Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at par value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. None of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 59.6% were purchased at a premium and none were purchased at par. For an explanation of the significance of these factors see "The Portfolios-- Discount and Zero Coupon Bonds" in Part B of this Prospectus.


               None of the Bonds in the New York Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.


--------
* Changes in the Trust Portfolio: From July 1, 1999 to September 15, 1999, the entire principal amount of the Bond in portfolio no. 5 was called for redemption pursuant to pre-refunding provisions and is no longer contained in the Trust. 27 Units were redeemed from the Trust.


                                      A-10
766992.1

Virginia Trust*
--------------

               Each Unit in the Virginia Trust consists of a 1/1730th undivided interest in the principal and net income of the Trust in the ratio of one Unit for each $898.84 of principal amount of the Bonds currently held in the Trust. The Sponsor has not participated as a sole underwriter or manager, co-manager or member of an underwriting syndicate from which any of the initial aggregate principal amount of the Bonds were acquired. The portfolio of the Virginia Trust consists of 6 issues of 5 issuers located in Virginia and 1 in Puerto Rico. Approximately 32.2% of the Bonds are obligations of state and local housing authorities; approximately 33.1% are hospital revenue bonds; and none were issued in connection with the financing of nuclear generating facilities. None of the Bonds in the trust are mortgage subsidy bonds. All of the Bonds are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues). One issue representing $60,000 of the principal amount of the Bonds is a general obligation bond. All five of the remaining issues representing $1,495,000 of the principal amount of the Bonds are payable from the income of a specific project or authority and are not supported by the issuer's power to levy taxes. The portfolio is divided for purpose of issue as follows: Electric 1, Hospital 2, Multi-Family Housing 1 and Sewer 1. For an explanation of the significance of these factors see "The State Trusts--Portfolios" in Part B of this Prospectus.

               As of June 30, 1999, $540,000 (approximately 34.7% of the aggregate principal amount of the Bonds) were original issue discount bonds. None of the aggregate principal amount of the Bonds in the Trust were purchased at a "market" discount from par value at maturity, approximately 37.9% were purchased at a premium and approximately 27.4% were purchased at par. For an explanation of the significance of these factors see "The Portfolios--Discount and Zero Coupon Bonds" in Part B of this Prospectus.


               None of the Bonds in the Virginia Trust are subject to the federal individual alternative minimum tax under the Tax Reform Act of 1986. See "Tax Status" in Part B of this Prospectus.



--------
* Changes in the Trust Portfolio: From July 1, 1999 to September 15, 1999, the entire principal amount of the Bond in portfolio no. 6 was called for redemption pursuant to pre-refunding provisions and is no longer contained in the Trust. 21 Units were redeemed from the Trust.


                                      A-11
766992.1

                        Report of Independent Accountants

To the Sponsor, Trustee and Certificateholders of
Municipal Securities Trust, Multi-State Series 41



In our opinion, the accompanying statement of net assets, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios of Municipal Securities Trust, Multi-State Series 41 (the "Trust") at June 30, 1999, the results of their operations and the changes in their net assets for each of the three years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the Trustee, provide a reasonable basis for the opinion expressed above.



/s/  PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Boston, MA
September 15, 1999

Municipal Securities Trust, Multi-State Series 41,
California Trust
Portfolio
June 30, 1999
------------------------------------------------------------------------------------------------------------


                                                                            Redemption
              Aggregate                                     Coupon        Feature (2)(4)
 Portfolio    Principal    Name of Issuer and   Ratings     Rate/        S.F.-Sinking Fund        Market
    No.        Amount        Title of Bonds       (1)     Date(s) of      Ref.-Refunding         Value(3)
                                                         Maturity(2)
     1          $370,000  Calif. Hlth. Facs.    A        6.950%        10/01/05 @ 100 S.F.          $400,111
                          Fincg. Auth. Hosp.             10/01/2021    10/01/01 @ 102 Ref.
                          Rev. Bonds (San
                          Diego Hosp. Assoc.)
                          Series 1991A
     2           125,000  Calif. Hlth. Facs.    AA-      6.750         7/01/11 @ 100 S.F.            134,013
                          Fincg. Auth. Rev.              7/01/2021     7/01/01 @ 102 Ref.
                          Bonds (St. Joseph
                          Hlth. Sys.) Series
                          1991A
     3           170,000  Los Angeles Calif.    AAA      7.000         8/15/19 @ 100 S.F.            173,322
                          Cnvntn. & Exhib.               8/15/2020     8/15/99 @ 101.5 Ref.
                          Cntr. Auth. Rfndg.
                          Rev. Bonds Certs.
                          of Part. Series
                          1989A
     4            90,000  Los Angeles Calif.    Aaa*     6.750         7/01/07 @ 100 S.F.             96,580
                          Trans. Commsn.                 7/01/2011     7/01/01 @ 102 Ref.
                          Sales Tax Rev.
                          Bonds Series 1991A
    5a           160,000  So. Calif. Pub.       A        7.000         7/01/06 @ 100 S.F.            167,861
                          Pwr. Auth. Multiple            7/01/2009     7/01/00 @ 102 Ref.
                          Prjt. Rev. Bonds
                          Series 1989
    5b           240,000  So. Calif. Pub.       A        7.000         7/01/06 @ 100 S.F.            253,283
                          Pwr. Auth. Multiple            7/01/2009     7/01/00 @ 102 Ref.
                          Prjt. Rev. Bonds
                          Series 1989
     6            30,000  P.R. Elec. Pwr.       BBB+     7.125         No Sinking Fund                30,450
                          Auth. Pwr. Rev.                7/01/2014     7/01/99 @ 101.5 Ref.
                          Bonds
                          Series O
     7           150,000  Redding Cal. Elec.    AAA      0.000         7/01/15 @ 75.356 S.F.          37,170
                          Sys. Rev. Certs. of            7/01/1999     7/01/99 @ 24.786 Ref.
                          Part. Series 1989A
                          (MBIA Corp.)
             ------------                                                                     ---------------
              $1,335,000  Total Investments (Cost (3) $1,229,140)                                 $1,292,790
             ============                                                                     ===============


   See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Multi-State Series 41,
New York Trust
Portfolio
June 30, 1999
------------------------------------------------------------------------------------------------------------

                                                                            Redemption
              Aggregate                                     Coupon        Feature (2)(4)
 Portfolio    Principal    Name of Issuer and   Ratings     Rate/        S.F.-Sinking Fund        Market
    No.        Amount        Title of Bonds       (1)     Date(s) of      Ref.-Refunding         Value(3)
                                                         Maturity(2)
     1           $30,000  N.Y. State Dorm.      Aaa*     7.625%        7/01/06 @ 100 S.F.            $31,807
                          Auth. City Univ.               7/01/2020     7/01/00 @ 102 Ref.
                          Sys. Consldtd. Rev.
                          Bonds Series 1990A
     2           155,000  Dorm. Auth. of the    Baa1*    7.600         7/01/06 @ 100 S.F.            164,075
                          State of N.Y. Rev.             7/01/2020     7/01/00 @ 102 Ref.
                          Bonds  Upstate
                          Cmmnty. Cllgs.
                          1990A Issue
     3           230,000  N.Y. State Dorm.      Aaa*     7.700         5/15/06 @ 100 S.F.            242,933
                          Auth. State Univ.              5/15/2012     5/15/00 @ 102 Ref.
                          Ed. Facs. Rev.
                          Bonds Series 1990A
     4           500,000  N.Y. Local Gov.       AAA      7.000         4/01/16 @ 100 S.F.            534,700
                          Asst. Corp. (A Pub.            4/01/2021     4/01/01 @ 102 Ref.
                          Benefit Corp. of
                          the State of N.Y.)
                          Rev. Bonds Series
                          1991C
     5           310,000  N.Y. State Mental     A3*      7.375         No Sinking Fund               317,673
                          Hlth. Servs. Facs.             2/15/2014     8/15/99 @ 102 Ref.
                          Improvement Rev.
                          Bonds Series 1989B
    6a            75,000  N.Y. State Med.       AAA      7.750         2/15/08 @ 100 S.F.             80,741
                          Care Facs. Finc.               8/15/2011     2/15/01 @ 102 Ref.
                          Agncy. Mental Hlth.
                          Svs. Facs. Imprvmt.
                          Rev. Bonds Series
                          1991A
    6b            25,000  N.Y. State Med.       A3*      7.750         2/15/08 @ 100 S.F.             26,729
                          Care Facs. Finc.               8/15/2011     2/15/01 @ 102 Ref.
                          Agncy. Mental Hlth.
                          Svs. Facs. Imprvmt.
                          Rev. Bonds Series
                          1991A
     7           500,000  N.Y. State Thruway    AAA      7.250         1/01/04 @ 100 S.F.            533,044
                          Auth. Local Hwy. &             1/01/2010     1/01/01 @ 102 Ref.
                          Bridge Serv.
                          Cntrct. Bonds
                          Series 1991


   See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Multi-State Series 41,
New York Trust
Portfolio
June 30, 1999
------------------------------------------------------------------------------------------------------------

                                                                            Redemption
              Aggregate                                     Coupon        Feature (2)(4)
 Portfolio    Principal    Name of Issuer and   Ratings     Rate/        S.F.-Sinking Fund        Market
    No.        Amount        Title of Bonds       (1)     Date(s) of      Ref.-Refunding         Value(3)
                                                         Maturity(2)
     8          $400,000  N.Y. State Urb.       Baa1*    6.000%        1/01/18 @ 100 S.F.           $405,120
                          Dev. Corp. Correc.             1/01/2019     1/01/00 @ 100 Ref.
                          Facs. Rev. Bonds
                          Series G
     9           500,000  N.Y. State Urb.       Baa1*    7.375         1/01/02 @ 100 S.F.            532,810
                          Dev. Corp. Prjt.               1/01/2021     1/01/01 @ 102 Ref.
                          Rev. Bonds (Univ.
                          of Rochester Cntr.
                          for Electro-Optic
                          Imaging Grant)
                          Series 1991
    10           200,000  N.Y. State Urb.       Baa1*    8.000         1/01/01 @ 100 S.F.            214,898
                          Dev. Corp. Prjt.               1/01/2020     1/01/01 @ 102 Ref.
                          Rev. Bonds
                          (Clarkson Cntr. for
                          Advanced Materials
                          Processing Grant)
                          Series 1990
    11           500,000  Metro. Trans. Auth.   Aaa*     6.000         7/01/17 @ 100 S.F.            512,209
                          Trans. Facs. 1987              7/01/2019     7/01/00 @ 100 Ref.
                          Serv. Cntrct. Bonds
                          Series 3
    12            45,000  NY City Genl.         AAA      8.250         No Sinking Fund                49,868
                          Oblig. Rev. Bonds              11/15/2018    11/15/01 @ 101.5 Ref.
                          1991 Series F
             ------------                                                                     ---------------
              $3,470,000  Total Investments (Cost (3) $3,410,615)                                 $3,646,607
             ============                                                                     ===============





   See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Multi-State Series 41,
Virginia Trust
Portfolio
June 30, 1999
------------------------------------------------------------------------------------------------------------

                                                                             Redemption
              Aggregate                                       Coupon       Feature (2)(4)
 Portfolio    Principal     Name of Issuer and    Ratings     Rate/       S.F.-Sinking Fund       Market
    No.        Amount         Title of Bonds        (1)     Date(s) of     Ref.-Refunding        Value(3)
                                                           Maturity(2)
     1          $500,000  Va. Hsg. Dev. Auth.     AA+      7.100%        5/01/05 @ 100 S.F.         $524,945
                          Multi.-Fam. Hsg. Rev.            5/01/2013     5/01/01 @ 102 Ref.
                          Bonds Series 1991F
     2            90,000  Arlington Cnty. Va.     Aaa*     7.125         9/01/12 @ 100 S.F.           97,277
                          Ind. Dev. Auth. Hosp.            9/01/2021     9/01/01 @ 102 Ref.
                          Rev. Bonds (The
                          Arlington Hosp.)
                          Series 1991A
     3           425,000  Augusta Cnty. Va.       A*       7.000         9/01/13 @ 100 S.F.          457,440
                          Ind. Dev. Auth. Hosp.            9/01/2021     9/01/01 @ 102 Ref.
                          Rev. Bonds (Augusta
                          Hosp. Corp. Prjt.)
                          Series 1991
     4            60,000  Richmond Va. Genl.      Aaa*     6.250         1/15/12 @ 100 S.F.           63,125
                          Oblig. Publ. Imprvmt.            1/15/2021     1/15/01 @ 102 Ref.
                          Rev. Bonds Series
                          1991A
     5           140,000  Upper Occoquan Va.      AAA      6.500         7/01/12 @ 100 S.F.          149,202
                          Swg. Auth. Rgnl.                 7/01/2017     7/01/01 @ 102 Ref.
                          Swrg. Sys. Rev. Bonds
                          Series 1991 (MBIA Corp.)
     6           340,000  P.R. Elec. Pwr. Auth.   BBB+     6.000         No Sinking Fund             340,000
                          Pwr. Rev. Bonds 1989             7/01/2010     7/01/99 @ 100 Ref.
                          Series O
             ------------                                                                     ---------------
              $1,555,000  Total Investments (Cost (3) $1,526,960)                                 $1,631,989
             ============                                                                     ===============






   See accompanying footnotes to portfolio and notes to financial statements.

Municipal Securities Trust, Multi-State Series 41,
Footnotes to Portfolios
--------------------------------------------------------------------------------

(1) All ratings are by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc., except for those identified by an asterisk (*) which are by Moody's Investors Service, Inc. A brief description of the ratings symbols and their meanings is set forth under "Description of Bond Ratings" in Part B of the Prospectus.

(2) See "The Trust -- Portfolio" in Part B of the Prospectus for an explanation of redemption features. See "Tax Status" in Part B of the Prospectus for a statement of the Federal tax consequences to a Certificateholder upon the sale, redemption or maturity of a bond.

(3) At June 30, 1999, the net unrealized appreciation of all bonds was comprised of the following:


                                           California         New York         Virginia
                                              Trust            Trust             Trust

          Gross unrealized appreciation         $63,910         $235,992            $105,029

          Gross unrealized depreciation           (260)               --                  --
                                          -------------    -------------    ----------------

          Net unrealized appreciation           $63,650         $235,992            $105,029
                                          =============    =============    ================


(4) The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, termination of a contract, or receipt of excess or unanticipated revenues).



















    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41

Statement of Net Assets
June 30, 1999
----------------------------------------------------------------------------------------------------



Investments in Securities,                    California Trust     New York Trust     Virginia Trust
    at Market Value (Cost
    $1,229,140, $3,410,615 and
    $1,526,960, Respectively)                     $  1,292,790       $  3,646,607       $  1,631,989
                                                  ------------       ------------       ------------

Other Assets
    Accrued Interest                                    33,021            100,971             34,158
                                                  ------------       ------------       ------------
        Total Other Assets                              33,021            100,971             34,158
                                                  ------------       ------------       ------------
Liabilities
    Advance from Trustee                                 9,636             61,139              7,776
                                                  ------------       ------------       ------------
        Total Liabilities                                9,636             61,139              7,776
                                                  ------------       ------------       ------------

Excess of Other Assets over Total Liabilities           23,385             39,832             26,382
                                                  ------------       ------------       ------------

Net Assets (1,357, 3,625 and 1,730 Units
    of Fractional Undivided Interest
    Outstanding, $969.92, $1,016.95
    and $958.60 per Unit, Respectively)           $  1,316,175       $  3,686,439       $  1,658,371
                                                  ============       ============       ============




















    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41,
California Trust
Statement of Operations
--------------------------------------------------------------------------------




                                                        For the Years Ended June 30,
                                                 1999                1998                1997

Investment Income
    Interest                               $     84,954          $     93,154        $  104,684
                                           ------------          ------------        ----------
Expenses
    Trustee's Fees                                2,188                 2,398             2,982
    Evaluator's Fee                               1,428                 1,482             1,364
    Sponsor's Advisory Fee                          355                   408               445
                                           ------------          ------------        ----------

        Total Expenses                            3,971                 4,288             4,791
                                           ------------          ------------        ----------

    Net Investment Income                        80,983                88,866            99,893
                                           ------------          ------------        ----------

Realized and Unrealized Gain (Loss)
    Realized Gain on
        Investments                               2,713                10,187             7,393

    Unrealized Appreciation
        (Depreciation) on Investments           (33,339)              (15,493)           (7,106)
                                           ------------          ------------        ----------

    Net Gain (Loss) on Investments              (30,626)               (5,306)              287
                                           ------------          ------------        ----------
    Net Increase
        in Net Assets
        Resulting From Operations          $     50,357          $     83,560        $  100,180
                                           ============          ============        ==========













    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41,
New York Trust
Statement of Operations
-----------------------------------------------------------------------------------------------


                                                        For the Years Ended June 30,
                                                 1999                1998                1997

Investment Income
    Interest                                $   250,636           $   262,297        $  317,665
                                            -----------           -----------        ----------

Expenses
    Trustee's Fees                                5,565                 6,104             5,774
    Evaluator's Fee                               1,430                 1,484             1,364
    Sponsor's Advisory Fee                          916                 1,140             1,203
                                            -----------           -----------        ----------

        Total Expenses                            7,911                 8,728             8,341
                                            -----------           -----------        ----------

    Net Investment Income                       242,725               253,569           309,324
                                            -----------           -----------        ----------

Realized and Unrealized Gain (Loss)
    Realized Gain on
        Investments                              11,487                43,597            21,099

    Unrealized Appreciation
        (Depreciation) on Investments          (105,341)              (60,295)          (20,110)
                                            -----------           -----------        ----------

    Net Gain (Loss) on Investments              (93,854)              (16,698)              989
                                            -----------           -----------        ----------

    Net Increase
        in Net Assets
        Resulting From Operations           $   148,871           $   236,871        $  310,313
                                            ===========           ===========        ==========














    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41,
Virginia Trust
Statement of Operations
-----------------------------------------------------------------------------------------------


                                                        For the Years Ended June 30,
                                                 1999                1998                1997
Investment Income
    Interest                                $   120,486           $   136,177        $  150,212
                                            -----------           -----------        ----------

Expenses
    Trustee's Fees                                3,116                 3,415             3,742
    Evaluator's Fee                               1,427                 1,478             1,364
    Sponsor's Advisory Fee                          495                   548               564
                                            -----------           -----------        ----------

        Total Expenses                            5,038                 5,441             5,670
                                            -----------           -----------        ----------

    Net Investment Income                       115,448               130,736           144,542
                                            -----------           -----------        ----------

Realized and Unrealized Gain (Loss)
    Realized Gain on
        Investments                              11,020                12,855            16,819

    Unrealized Appreciation
        (Depreciation) on Investments           (44,868)              (26,693)          (14,136)
                                            -----------           -----------        ----------

    Net Gain (Loss) on Investments              (33,848)              (13,838)            2,683
                                            -----------           -----------        ----------

    Net Increase
        in Net Assets
        Resulting From Operations          $     81,600           $   116,898        $  147,225
                                           ============           ===========        ==========














    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41,
California Trust
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------




                                                        For the Years Ended June 30,
                                                 1999                1998                1997

Operations
Net Investment Income                        $     80,983        $     88,866      $     99,893
Realized Gain
    on Investments                                  2,713              10,187             7,393
Unrealized Appreciation
    (Depreciation) on Investments                 (33,339)            (15,493)           (7,106)
                                             ------------        -------------     ------------

         Net Increase in
             Net Assets Resulting
             From Operations                       50,357              83,560           100,180
                                             ------------        -------------     ------------

Distributions to Certificateholders
    Investment Income                              79,084              87,591            99,139
    Principal                                      13,190              27,939            32,654

Redemptions
    Interest                                          339               3,202             1,401
    Principal                                      19,647             173,986           101,839
                                             ------------        -------------     ------------

        Total Distributions
          and Redemptions                         112,260             292,718           235,033
                                             ------------        -------------     ------------

        Total (Decrease)                          (61,903)           (209,158)         (134,853)

Net Assets
    Beginning of Year                           1,378,078           1,587,236         1,722,089
                                             ------------        -------------     ------------

    End of Year (Including
        Undistributed Net Investment
        Income of $38,976, $37,416
        and $39,343, Respectively)           $  1,316,175        $  1,378,078      $  1,587,236
                                             ============        =============     ============







    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41,
New York Trust
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------


                                                        For the Years Ended June 30,
                                                 1999                1998                1997

Operations
Net Investment Income                         $   242,725         $   253,569      $    309,324
Realized Gain
    on Investments                                 11,487              43,597            21,099
Unrealized Appreciation
    (Depreciation) on Investments                (105,341)            (60,295)          (20,110)
                                              -----------         -----------      ------------

         Net Increase in
             Net Assets Resulting
             From Operations                      148,871             236,871           310,313
                                              -----------         -----------      ------------

Distributions to Certificateholders
    Investment Income                             240,888             253,197           318,374
    Principal                                      24,550                ----             9,363

Redemptions
    Interest                                        1,605              16,602             4,645
    Principal                                     126,169             749,678           265,380
                                              -----------         -----------      ------------

        Total Distributions
          and Redemptions                         393,212           1,017,477           597,762
                                              -----------         -----------      ------------

        Total (Decrease)                         (244,341)           (782,606)         (287,449)

Net Assets
    Beginning of Year                           3,930,780           4,713,386         5,000,835
                                              -----------         -----------      ------------

    End of Year (Including
        Undistributed Net Investment
        Income of $51,912, $51,680
        and $67,910, Respectively)           $  3,686,439        $  3,930,780      $  4,713,386
                                             ============        ============      ============







    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41
Virginia Trust
Statement of Changes in Net Assets
------------------------------------------------------------------------------------------------


                                                        For the Years Ended June 30,
                                                 1999                1998                1997

Operations
Net Investment Income                        $    115,448        $    130,736      $    144,542
Realized Gain
    on Investments                                 11,020              12,855            16,819
Unrealized Appreciation
    (Depreciation) on Investments                 (44,868)            (26,693)          (14,136)
                                             ------------        ------------      ------------

         Net Increase in
             Net Assets Resulting
             From Operations                       81,600             116,898           147,225
                                              -----------         -----------      ------------

Distributions to Certificateholders
    Investment Income                             116,727             131,776           144,966
    Principal                                     122,392              11,896            19,559

Redemptions
    Interest                                        4,914               1,609             3,197
    Principal                                     286,020             117,768           177,143
                                              -----------         -----------      ------------

        Total Distributions
          and Redemptions                         530,053             263,049           344,865
                                              -----------         -----------      ------------

        Total (Decrease)                         (448,453)           (146,151)         (197,640)

Net Assets
    Beginning of Year                           2,106,824           2,252,975         2,450,615
                                              -----------         -----------      ------------

    End of Year (Including
        Undistributed Net Investment
        Income of $26,370, $32,563,
        and $35,212, Respectively)           $  1,658,371        $  2,106,824      $  2,252,975
                                             ============        ============      ============






    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41

Financial Highlights
-----------------------------------------------------------------------------------------------------


     Selected data for a unit of the Trust outstanding:*
                                                                       For the years ended June 30,
                                                      1999          1998          1997           1996

     California Trust

     Net Asset Value, Beginning of Year**      $ 1,000.78     $ 1,023.36    $ 1,043.69     $ 1,075.55
                                               ----------     ----------    ----------     ----------

        Interest Income                             62.15          63.63         65.41          66.11
        Expenses                                    (2.90)         (2.93)        (2.99)         (2.76)
                                               ----------     ----------    ----------     ----------
        Net Investment Income                       59.25          60.70         62.42          63.35
                                               ----------     ----------    ----------     ----------
        Net Gain or Loss on Investments(1)         (22.36)         (2.18)          .47          (8.75)
                                               ----------     ----------    ----------     ----------

     Total from Investment Operations               36.89          58.52         62.89          54.60
                                               ----------     ----------    ----------     ----------

     Less Distributions
        to Certificateholders
           Income                                   57.85          59.83         61.94          64.89
           Principal                                 9.65          19.08         20.40          15.97
        for Redemptions
           Interest                                   .25           2.19           .88           5.60
                                               ----------     ----------    ----------     ----------

     Total Distributions                            67.75          81.10         83.22          86.46
                                               ----------     ----------    ----------     ----------

     Net Asset Value, End of Year**            $   969.92     $ 1,000.78    $ 1,023.36     $ 1,043.69
                                               ==========     ==========    ==========     ==========


(1) Net gain or loss on investments is a result of changes in outstanding units since July 1, 1998, 1997, 1996 and 1995, respectively, and the dates of net gain and loss on investments.




------------------
* Unless otherwise stated, based upon average units outstanding during the year of 1,367 ([1,377 + 1,357]/2) for 1999, 1,464 ([1,551 + 1,377]/2) for
     1998, 1,601 ([1,650 + 1,551]/2) for 1997 and of 1,879 ([2,107 + 1,879]/2)
     for 1996, for the California Trust.

**   Based upon actual units outstanding


    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41

Financial Highlights
-----------------------------------------------------------------------------------------------------


     Selected data for a unit of the Trust outstanding:*
                                                                       For the years ended June 30,
                                                      1999          1998          1997           1996

     New York Trust

     Net Asset Value, Beginning of Year**      $ 1,049.05     $ 1,055.16    $ 1,059.05     $ 1,055.12
                                               ----------     ----------    ----------     ----------

        Interest Income                             68.00          63.87         69.14          69.80
        Expenses                                    (2.15)         (2.13)        (1.82)         (1.83)
                                               ----------     ----------    ----------     ----------
        Net Investment Income                       65.85          61.74         67.32          67.97
                                               ----------     ----------    ----------     ----------
        Net Gain or Loss on Investments(1)         (25.50)         (2.16)         1.13           4.99
                                               ----------     ----------    ----------     ----------

     Total from Investment Operations               40.35          59.58         68.45          72.96
                                               ----------     ----------    ----------     ----------

     Less Distributions
        to Certificateholders
           Income                                   65.35          61.55         69.29          68.60
           Principal                                 6.66        ----             2.04        ----
        for Redemptions
           Interest                                   .44           4.04          1.01            .43
                                               ----------     ----------    ----------     ----------

     Total Distributions                            72.45          65.69         72.34          69.03
                                               ----------     ----------    ----------     ----------

     Net Asset Value, End of Year**            $ 1,016.95     $ 1,049.05    $ 1,055.16     $ 1,059.05
                                               ==========     ==========    ==========     ==========


(1) Net gain or loss on investments is a result of changes in outstanding units since July 1, 1998, 1997, 1996 and 1995, respectively, and the dates of net gain and loss on investments.




---------------
* Unless otherwise stated, based upon average units outstanding during the year of 3,686 ([3,747 + 3,625]/2) for 1999, 4,107 ([4,467 + 3,747]/2) for
     1998, 4,595 ([4,722 + 4,467]/2) for 1997 and of 4,791 ([4,859 + 4,722]/2)
     for 1996, for the New York Trust.

**   Based upon actual units outstanding


    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41

Financial Highlights
------------------------------------------------------------------------------------------------------


     Selected data for a unit of the Trust outstanding:*
                                                                       For the years ended June 30,
                                                      1999          1998          1997           1996

     Virginia Trust

     Net Asset Value, Beginning of Year**      $ 1,046.61     $ 1,059.72    $ 1,067.81     $ 1,095.46
                                               ----------     ----------    ----------     ----------

        Interest Income                             64.36          65.79         67.95          66.36
        Expenses                                    (2.69)         (2.63)        (2.57)         (2.32)
                                               ----------     ----------    ----------     ----------
        Net Investment Income                       61.67          63.16         65.38          64.04
                                               ----------     ----------    ----------     ----------
        Net Gain or Loss on Investments(1)         (19.32)         (6.08)         2.41          (4.02)
                                               ----------     ----------    ----------     ----------

     Total from Investment Operations               42.35          57.08         67.79          60.02
                                               ----------     ----------    ----------     ----------

     Less Distributions
        to Certificateholders
           Income                                   62.35          63.66         65.58          64.35
           Principal                                65.38           5.75          8.85          22.63
        for Redemptions
           Interest                                  2.63            .78          1.45            .69
                                               ----------     ----------    ----------     ----------

     Total Distributions                           130.36          70.19         75.88          87.67
                                               ----------     ----------    ----------     ----------

     Net Asset Value, End of Year**            $   958.60     $ 1,046.61    $ 1,059.72     $ 1,067.81
                                               ==========     ==========    ==========     ==========


(1) Net gain or loss on investments is a result of changes in outstanding units since July 1, 1998, 1997, 1996 and 1995, respectively, and the dates of net gain and loss on investments.




--------------
* Unless otherwise stated, based upon average units outstanding during the year of 1,872 ([2,013 + 1,730]/2) for 1999, 2,070 ([2,126 + 2,013]/2) for
     1998, 2,211 ([2,295 + 2,126]/2) for 1997 and of 2,347 ([2,398 + 2,295]/2)
     for 1996, for the Virginia Trust.

**   Based upon actual units outstanding


    The accompanying notes form an integral part of the financial statements.

Municipal Securities Trust, Multi-State Series 41

Notes to Financial Statements
--------------------------------------------------------------------------------


1.      Organization

        Municipal Securities Trust, Multi-State Series 41, (the "Trust") was organized on September 25, 1991 by Bear, Stearns & Co. Inc. and Gruntal & Co., LLC under the laws of the State of New York by a Trust Indenture and Agreement, and is registered under the Investment Company Act of 1940. The Trust was formed to preserve capital and to provide interest income.

        Effective September 28, 1995, Reich & Tang Distributors, Inc. ("Reich & Tang") has become the successor sponsor (the "Sponsor") to certain of the unit investment trusts previously sponsored by Bear, Stearns & Co. Inc. As successor Sponsor, Reich & Tang has assumed all of the obligations and rights of Bear, Stearns & Co. Inc., the previous sponsor.

2.      Summary of Significant Accounting Policies

        The following is a summary of significant accounting policies consistently followed by the Trust in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

        Interest Income
        Interest income is recorded on the accrual basis. The discount on the zero-coupon bonds is accreted by the interest method over the respective lives of the bonds. The accretion of such discount is included in interest income; however, it is not distributed until realized in cash upon maturity or sale of the respective bonds.

        Security Valuation
        Investments are carried at market value which is determined by Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. The market value of the portfolio is based upon the bid prices for the bonds at the end of the year, which approximates the fair value of the security at that date, except that the market value on the date of deposit represents the cost to the Trust based on the offering prices for investments at that date. The difference between cost (including accumulated accretion of original issue discount on zero-coupon bonds) and market value is reflected as unrealized appreciation (depreciation) of investments. Securities transactions are recorded on the trade date. Realized gains (losses) from securities transactions are determined on the basis of average cost of the securities sold or redeemed.

Municipal Securities Trust, Multi-State Series 41

Notes to Financial Statements
--------------------------------------------------------------------------------


3.      Income Taxes

        No provision for federal income taxes has been made in the accompanying financial statements because the Trust intends to continue to qualify for the tax treatment applicable to Grantor Trusts under the Internal Revenue Code. Under existing law, if the Trust so qualifies, it will not be subject to federal income tax on net income and capital gains that are distributed to unitholders.

4.      Trust Administration

        The Chase Manhattan Bank (the "Trustee") has custody of assets and responsibility for the accounting records and financial statements of the Trust and is responsible for establishing and maintaining a system of internal control related thereto. The Trustee is also responsible for all estimates of expenses and accruals reflected in the Trust's financial statements.

        The Trust Indenture and Agreement provides for interest distributions as often as monthly (depending upon the distribution plan elected by the Certificateholders).

        The Trust Indenture and Agreement further requires that principal received from the disposition of bonds, other than those bonds sold in connection with the redemption of units, be distributed to Certificateholders.

        The Trust Indenture and Agreement also requires the Trust to redeem units tendered. For the year ended June 30, 1999, 20, 122 and 283 units were redeemed by the California, New York and Virginia Trusts, respectively. For the year ended June 30, 1998, 174, 720 and 113 units were redeemed by the California, New York and Virginia Trusts, respectively. For the year ended June 30, 1997, 99, 255 and 169 units were redeemed by the California, New York and Virginia Trusts, respectively.

Municipal Securities Trust, Multi-State Series 41

Notes to Financial Statements
--------------------------------------------------------------------------------


4.      Trust Administration (continued)

        The Trust pays an annual fee for trustee services rendered by the Trustee that ranges from $.35 to $1.05, $.32 to $.96 and $.35 to $1.05 per $1,000 of outstanding investment principal for the California, New York and Virginia Trusts, respectively. In addition, a minimum fee of $5.00 is paid to a service bureau for each portfolio valuation. A maximum fee of $.25 per $1,000 of outstanding investment principal is paid to the Sponsor for each Trust. For the year ended June 30, 1999, the "Trustee's Fees" are comprised of Trustee fees of $1,282, $2,889 and $1,774, and other expenses of $906, $2,676 and $1,342 for the California, New York and Virginia Trusts, respectively. For the year ended June 30, 1998, the "Trustee's Fees" are comprised of Trustee fees of $1,512, $3,344 and $2,076, and other expenses of $886, $2,760 and
        $1,339 for the California, New York and Virginia Trusts, respectively. For the year ended, June 30, 1997, the "Trustee's Fees" are comprised of Trustee fees of $1,677, $3,825 and $2,260, and other expenses of $1,305, $1,949 and $1,482 for the California, New York and Virginia Trusts, respectively. The other expenses include professional, printing and miscellaneous fees.

Municipal Securities Trust, Multi-State Series 41

Notes to Financial Statements
--------------------------------------------------------------------------------


5.     Net Assets

       At June 30, 1999, the net assets of the Trust represented the interest of

       Certificateholders as follows:                      California       New York        Virginia
                                                                Trust          Trust           Trust

       Original cost to Certificateholders               $  3,054,212   $  5,030,128    $  3,095,008
       Less Initial Gross Underwriting Commission             149,656        246,476         151,655
                                                          ------------   ------------    ------------

                                                            2,904,556      4,783,652       2,943,353
       Accumulated Cost of Securities Sold,
          Matured or Called                                (1,691,011)    (1,373,037)     (1,416,393)
       Net Unrealized Appreciation                             63,650        235,992         105,029
       Undistributed Net Investment Income                     38,976         51,912          26,370
       Undistributed (Distributions in Excess of)
          Proceeds From Investments                                 4        (12,080)             12
                                                         ------------   ------------    ------------

                 Total                                   $  1,316,175   $  3,686,439    $  1,658,371
                                                         ============   ============    ============

        The original cost to Certificateholders, less the initial gross underwriting commission, represents the aggregate initial public offering price net of the applicable sales charge on 3,000, 5,000 and 3,000 units of fractional undivided interest of the California Trust, New York Trust and Virginia Trust, respectively, as of the date of deposit.

        Undistributed net investment income includes accumulated accretion of original issue discount of $15,595 for the California Trust.

6.      Concentration of Credit Risk

        Since the Trust invests a portion of its assets in municipal bonds, it may be affected by economic and political developments in the municipalities. Certain debt obligations held by the Trust may be entitled to the benefit of insurance, standby letters of credit or other guarantees of banks or other financial institutions.



                   Note: Part B of This Prospectus May Not Be
                    Distributed Unless Accompanied by Part A.

                        Please Read and Retain Both Parts
                     of the Prospectus for Future Reference.


                           MUNICIPAL SECURITIES TRUST
                               MULTI-STATE SERIES
                             (Multiplier Portfolio)

                                Prospectus Part B


                             Dated: October 28, 1999



                                    THE TRUST
                                    ---------

          Organization. "Municipal Securities Trust," Multi-State Series (the "Trust") consists of several separate "unit investment trusts," which may include California Trust, New York Trust and/or Virginia Trust (collectively, the "State Trusts") designated as set forth in Part A. The State Trusts were created under the laws of the State of New York pursuant to the Trust Indenture and Agreement* (collectively, the "Trust Agreement"), dated the Date of Deposit, among Reich & Tang Distributors, Inc., as Sponsor, or depending on the particular Trust, among Reich & Tang Distributors, Inc. and Gruntal & Co., L.L.C., as Co-Sponsors (the Sponsors or Co-Sponsors, if applicable, are referred to herein as the "Sponsor"), Kenny S&P Evaluation Services, a business unit of J.J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, as Evaluator, and The Chase Manhattan Bank, as Trustee. The name of the Trustee for a particular State Trust is contained in the "Summary of Essential Information" in Part A. For a description of the Trustee for a particular State Trust, see "Trust Administration--The Trustee." Each State Trust will be administered as a distinct entity with separate certificates, expenses, books and records.

          On the Date of Deposit the Sponsor deposited with the Trustee long-term bonds, including delivery statements relating to contracts for the purchase of certain such bonds (the "Bonds"), and cash or irrevocable letters of credit issued by a major commercial bank in the amount required for such purchases. Thereafter, the Trustee, in exchange for the Bonds so deposited, delivered to the Sponsor the Certificates evidencing the ownership of all Units of the State Trusts. The Trust consists of the interest-bearing bonds described under "The Trust" in Part A of this Prospectus, the interest on which is, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, exempt from regular Federal income tax under existing law.

          Each "Unit" outstanding on the Evaluation Date represented an undivided interest or pro rata share in the principal and interest of each



--------
* References in this Prospectus to the Trust Agreement are qualified in their entirety by the respective Trust Indentures and Agreements which are incorporated herein by reference.


82600.11

State Trust in the ratio of one Unit to the principal amount of Bonds in such State Trust on such date as specified in Part A of this Prospectus. To the extent that any Units of a State Trust are redeemed by the Trustee, the fractional undivided interest or pro rata share in such State Trust represented by each unredeemed Unit of such State Trust will increase, although the actual interest in such State Trust represented by such fraction will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by Certificateholders, which may include the Sponsor, or until the termination of the Trust Agreement.

          Objectives. Each State Trust is one of a series of similar but separate unit investment trusts formed by the Sponsor which offers investors the opportunity to participate in a portfolio of long-term tax-exempt bonds, which may include deep "market" discount and original issue discount bonds, with a greater diversification than they might be able to acquire themselves. The objectives of each State Trust are to preserve capital and to provide interest income which, in the opinions of bond counsel to the respective issuers given at the time of original delivery of the Bonds, is, with certain exceptions, currently exempt from regular Federal income tax and from present income taxes of the State for which such Trust is named for residents thereof. Such interest income may, however, be subject to the federal alternative minimum tax and to state and local taxes in other jurisdictions. Investors should be aware that there is no assurance the State Trusts' objectives will be achieved because these objectives are dependent on the continuing ability of the issuers of the Bonds to meet their interest and principal payment requirements, on the continuing satisfaction of the conditions required for the exemptions of interest thereon from regular Federal income tax and on the market value of the Bonds, which can be affected by fluctuations in interest rates and other factors.

          Since disposition of Units prior to final liquidation of a State Trust may result in an investor receiving less than the amount paid for such Units (see "Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price"), the purchase of a Unit should be looked upon as a long-term investment. The State Trusts are not designed to be complete investment programs.

          The Portfolios--General. All of the Bonds in the State Trusts were rated "A" or better by Standard & Poor's Ratings Services, A Division of The McGraw-Hill Companies ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's") at the time originally deposited in the State Trust. For a list of the ratings of each Bond on the Evaluation Date, see each "Portfolio" in Part A of this Prospectus.

          For information regarding (i) the number of issues in each State Trust, (ii) the range of fixed maturity of the Bonds, (iii) the number of issues payable from the income of a specific project or authority and (iv) the number of issues constituting general obligations of a government entity, see "The Trust" and "Description of Portfolio" for each State Trust in Part A of this Prospectus.


          When selecting Bonds for the State Trusts, the following factors, among others, were considered by the Sponsor on the Date of Deposit: (i) the quality of the Bonds and whether such Bonds were rated "A" or better by Standard & Poor's or Moody's, (ii) the yield and price of the Bonds relative to other tax-exempt securities of comparable quality and maturity, (iii) income to the Certificateholders of the State Trusts, (iv) the diversification of each State Trust's portfolio, as to purpose of issue and location of issuer, taking into account the availability in the market of


82600.11
                                       -2-
issues which meet such State Trust's quality, rating, yield and price criteria and (v)the existence of "market" discount and original issue discount. Subsequent to the Evaluation Date, a Bond may cease to be rated or its rating may be reduced below that specified above. Neither event requires an elimination of such Bond from a State Trust but may be considered in the Sponsor's determination to direct the Trustee to dispose of the Bond. See "Portfolio Supervision." For an interpretation of the bond ratings, see "Description of Bond Ratings."

          Housing Bonds. Some of the aggregate principal amount of the Bonds may consist of obligations of state and local housing authorities whose revenues are primarily derived from mortgage loans to rental housing projects for low to moderate income families. Since such obligations are usually not general obligations of a particular state or municipality and are generally payable primarily or solely from rents and other fees, adverse economic developments including failure or inability to increase rentals, fluctuations of interest rates, and increasing construction and operating costs may reduce revenues available to pay existing obligations. See "Description of Portfolio" in Part A for the amount of housing bonds contained therein.

          Hospital Revenue Bonds. Some of the aggregate principal amount of the Bonds may consist of hospital revenue bonds. Ratings of hospital bonds are often initially based on feasibility studies which contain projections of occupancy levels, revenues and expenses. Actual experience may vary considerably from such projections. A hospital's gross receipts and net income will be affected by future events and conditions including, among other things, demand for hospital services and the ability of the hospital to provide them, physicians' confidence in hospital management capability, economic developments in the service area, competition, actions by insurers and governmental agencies and the increased cost and possible unavailability of malpractice insurance. Additionally, a major portion of hospital revenue typically is derived from third-party payors and government programs such as Medicare and Medicaid. Both private third-party payors and government programs have undertaken cost containment measures designed to limit payments. Furthermore, government programs are subject to statutory and regulatory changes, retroactive rate adjustments, administrative rulings and government funding restrictions, all of which may materially decrease the rate of program payments for health care facilities. There can be no assurance that payments under governmental programs will remain at levels comparable to present levels or will, in the future, be sufficient to cover the costs allocable to patients participating in such programs. In addition, there can be no assurance that a particular hospital or other health care facility will continue to meet the requirements for participation in such programs.

          The health care delivery system is undergoing considerable alteration and consolidation. Consistent with that trend, the ownership or management of a hospital or health care facility may change, which could result in (i) an early redemption of bonds, (ii) alteration of the facilities financed by the Bonds or which secure the Bonds, (iii) a change in the tax exempt status of the Bonds or
(iv) an inability to produce revenues sufficient to make timely payment of debt service on the Bonds. Future legislation or changes in the areas noted above, among other things, would affect all hospitals to varying degrees and, accordingly, any adverse change in these areas may affect the ability of such issuers to make payment of principal and interest on such bonds. See "Description of Portfolio" in Part A for the amount of hospital revenue bonds contained therein.

          Nuclear Power Facility Bonds. Certain Bonds may have been issued in connection with the financing of nuclear generating facilities. Electric

82600.11
                                       -3-
utilities which own or operate nuclear power plants are exposed to risks inherent in the nuclear industry. These risks include exposure to new requirements resulting from extensive federal and state regulatory oversight, public controversy, decommissioning costs, and spent fuel and radioactive waste disposal issues. While nuclear power construction risks are no longer of paramount concern, the emerging issue is radioactive waste disposal. In addition, nuclear plants typically require substantial capital additions and modifications throughout their operating lives to meet safety, environmental, operational and regulatory requirements and to replace and upgrade various plant systems. The high degree of regulatory monitoring and controls imposed on nuclear plants could cause a plant to be out of service or on limited service for long periods. When a nuclear facility owned by an investor-owned utility or a state or local municipality is out of service or operating on a limited service basis, the utility operator or its owners may be liable for the recovery of replacement power costs. Risks of substantial liability also arise from the operation of nuclear facilities and from the use, handling, and possible radioactive emissions associated with nuclear fuel. Insurance may not cover all types or amounts of loss which may be experienced in connection with the ownership and operation of a nuclear plant and severe financial consequences could result from a significant accident or occurrence. The Nuclear Regulatory Commission has promulgated regulations mandating the establishment of funded reserves to assure financial capability for the eventual decommissioning of licensed nuclear facilities. These funds are to be accrued from revenues in amounts currently estimated to be sufficient to pay for decommissioning costs. The Sponsor is unable to predict whether any such actions or whether any such proposals or litigation, if enacted or instituted, will have an adverse impact on the revenues available to pay the debt service on the Bonds in the portfolio issued to finance such nuclear projects. See "Description of Portfolio" in Part A for the amount of bonds issued to finance nuclear generating facilities contained therein.


          Mortgage Subsidy Bonds. Certain Bonds may be "mortgage subsidy bonds" which are obligations of which all or a significant portion of the proceeds are to be used directly or indirectly for mortgages on owner-occupied residences.
Section 103A of the Internal Revenue Code of 1954 provided as a general rule that interest on "mortgage subsidy bonds" will not be exempt from Federal income tax. An exception is provided for certain "qualified mortgage bonds." Qualified mortgage bonds are bonds that are used to finance owner-occupied residences and that meet numerous statutory requirements. These requirements include certain residency, ownership, purchase price and target area requirements, ceiling residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions and (for bonds issued after December 31, 1984) certain information reporting, certification, public hearing and policy statement requirements. In the opinions of bond counsel to the issuing governmental authorities, interest on all the Bonds in a Trust that might be deemed "mortgage subsidy bonds" will be exempt from Federal income tax when issued. See "Description of Portfolio" in Part A for the amount of mortgage subsidy Bonds contained therein.


          Mortgage Revenue Bonds. Certain Bonds may be "mortgage revenue bonds." Under the Internal Revenue Code of 1986, as amended (the "Code") (and under similar provisions of the prior tax law), "mortgage revenue bonds" are obligations the proceeds of which are used to finance owner-occupied residences under programs which meet numerous statutory requirements relating to residency, ownership, purchase price and target area requirements, ceiling amounts for state and local issuers, arbitrage restrictions, and certain information reporting certification, and public hearing requirements. There can be no assurance that additional federal legislation will not be introduced


82600.11
                                       -4-
or that existing legislation will not be further amended, revised, or enacted after delivery of these Bonds or that certain required future actions will be taken by the issuing governmental authorities, which action or failure to act could cause interest on the Bonds to be subject to Federal income tax. If any portion of the Bonds proceeds are not committed for the purpose of the issue, Bonds in such amount could be subject to earlier mandatory redemption at par, including issues of Zero Coupon Bonds (see "Discount and Zero Coupon Bonds"). See "Description of Portfolio" in Part A for the amount of mortgage revenue bonds contained therein.



          Private Activity Bonds. The portfolio of the Trust may contain other Bonds which are "private activity bonds" (often called Industrial Revenue Bonds ("IRBs") if issued prior to 1987) which would be primarily of two types: (i) Bonds for a publicly owned facility which a private entity may have a right to use or manage to some degree, such as an airport, seaport facility or water system and (ii)facilities deemed owned or beneficially owned by a private entity but which were financed with tax-exempt bonds of a public issuer, such as a manufacturing facility or a pollution control facility. In the case of the first type, bonds are generally payable from a designated source of revenues derived from the facility and may further receive the benefit of the legal or moral obligation of one or more political subdivisions or taxing jurisdictions. In most cases of project financing of the first type, receipts or revenues of the issuer are derived from the project or the operator or from the unexpended proceeds of the bonds. Such revenues include user fees, service charges, rental and lease payments, and mortgage and other loan payments.


          The second type of issue will generally finance projects which are owned by or for the benefit of, and are operated by, corporate entities. Ordinarily, such private activity bonds are not general obligations of governmental entities and are not backed by the taxing power of such entities, and are solely dependent upon the creditworthiness of the corporate user of the project or corporate guarantor.

          The private activity bonds in the Trust have generally been issued under bond resolutions, agreements or trust indentures pursuant to which the revenues and receipts payable under the issuer's arrangements with the users or the corporate operator of a particular project have been assigned and pledged to the holders of the private activity bonds. In certain cases, a mortgage on the underlying project has been assigned to the holders of the private activity bonds or a trustee as additional security. In addition, private activity bonds are frequently directly guaranteed by the corporate operator of the project or by another affiliated company. See "Description of Portfolio" in Part A for the amount of private activity bonds contained therein.

          Litigation. Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated in a number of states. Decisions in some states have been reached holding such school financing in violation of state constitutions. In addition, legislation to effect changes in public school financing has been introduced in a number of states. The Sponsor is unable to predict the outcome of the pending litigation and legislation in this area and what effect, if any, resulting change in the sources of funds, including proceeds from property taxes applied to the support of public schools, may have on the school bonds in the State Trusts.

          Legal Proceedings Involving the Trusts. The Sponsor has not been notified or made aware of any litigation pending with respect to any Bonds

82600.11
                                       -5-
which might reasonably be expected to have a material effect on the State Trusts other than that which is discussed under "The State Trusts" herein.
Such litigation as, for example, suits challenging the issuance of pollution control revenue bonds under recently enacted environmental protection statutes, may affect the validity of such Bonds or the tax-free nature of the interest thereon. At any time after the date of this Prospectus, litigation may be instituted on a variety of grounds with respect to the Bonds in the State Trusts. The Sponsor is unable to predict whether any such litigation may be instituted or, if instituted, whether it will have a material adverse effect on a State Trust.

          Other Factors. The Bonds in the State Trusts, despite their optional redemption provisions which generally do not take effect until 10 years after the original issuance dates of such bonds (often referred to as "ten year call protection"), do contain provisions which require the issuer to redeem such obligations at par from unused proceeds of the issue within a stated period. In recent periods of declining interest rates there have been increased redemptions of bonds, particularly housing bonds, pursuant to such redemption provisions. In addition, the Bonds in the State Trusts are also subject to mandatory redemption in whole or in part at par at any time that voluntary or involuntary prepayments of principal on the underlying collateral are made to the trustee for such bonds or that the collateral is sold by the bond issuer. Prepayments of principal tend to be greater in periods of declining interest rates; it is possible that such prepayments could be sufficient to cause a bond to be redeemed substantially prior to its stated maturity date, earliest call date or sinking fund redemption date.

          The Bonds may also be subject to other calls, which may be permitted or required by events which cannot be predicted (such as destruction, condemnation, or termination of a contract).

          In 1976 the federal bankruptcy laws were amended so that an authorized municipal debtor could more easily seek federal court protection to assist in reorganizing its debts so long as certain requirements were met. Historically, very few financially troubled municipalities have sought court assistance for reorganizing their debts; notwithstanding, the Sponsors are unable to predict to what extent financially troubled municipalities may seek court assistance in reorganizing their debts in the future and, therefore, what effect, if any, the applicable federal bankruptcy law provisions will have on the State Trusts.

          The State Trusts may also include "moral obligation" bonds. Under statutes applicable to such bonds, if an issuer is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question. See "Portfolio" and "Information Regarding the State Trust" for each State Trust in Part A of this Prospectus for the amount of moral obligation bonds contained in each State Trust's portfolio.

          Certain of the Bonds in the State Trusts are subject to redemption prior to their stated maturity dates pursuant to sinking fund or call provisions. A sinking fund is a reserve fund appropriated specifically toward the retirement of a debt. A callable bond is one which is subject to redemption or refunding prior to maturity at the option of the issuer. A refunding is a method by which a bond is redeemed at or before maturity from the proceeds of a new issue of bonds. In general, call provisions are more likely to be exercised when the offering side evaluation of a bond is at a premium over par than when it is at a discount from par. A listing of the sinking fund and call provisions, if any, with respect to each of the Bonds in

82600.11
                                       -6-
each State Trust is contained under the "Portfolio" for such State Trust in Part A of this Prospectus. Certificateholders will realize a gain or loss on the early redemption of such Bonds, depending upon whether the price of such Bonds is at a discount from or at a premium over par at the time the Certificateholders purchase their Units.

          Neither the Sponsor nor the Trustee shall be liable in any way for any default, failure or defect in any of the Bonds. Because certain of the Bonds from time to time may be redeemed or will mature in accordance with their terms or may be sold under certain circumstances, no assurance can be given that the State Trusts will retain their present size and composition for any length of time. The proceeds from the sale of a Bond in a State Trust or from the exercise of any redemption or call provision will be distributed to Certificateholders of such State Trust, except to the extent such proceeds are applied to meet redemptions of Units. See "Trustee Redemption."


          Puerto Rico Bonds. Certain of the Bonds in the Trust may be general obligations and/or revenue bonds of issuers located in Puerto Rico. such bonds will be affected by general economic conditions in Puerto Rico. The economy of Puerto Rico is fully integrated with that of the mainland United States. During fiscal year 1998, approximately 90% of Puerto Rico's exports were to the United States mainland, which was also the source of 61% of Puerto Rico's imports. In fiscal 1998, Puerto Rico experienced a $8.5 billion positive adjusted merchandise trade balance. The dominant section of the Puerto Rico economy are manufacturing and services. Gross product in fiscal 1993 was $25.1 billion ($24.5 billion in 1992 prices) and gross product in fiscal 1997 was $32.1 billion ($27.7 billion in 1992 prices). This represents an increase in gross product of 27.7% from fiscal 1993 to 1997 (13.0% in 1992 prices). According to the Labor Department's Household Employment survey, during fiscal 1998, total employment increased 0.8% over fiscal 1997. The preliminary figures of gross product for fiscal 1998, released in November 1998, was $34.7 billion ($28.5 billion in 1992 prices). This represents an increase of 8.1% (3.1% in 1992 prices) over fiscal 1997. This preliminary growth rate is 0.1% above the original base line forecast for fiscal 1998. The Planning Board's gross product forecast for fiscal 1999, made in February 1998, projected an increase of 2.7% over fiscal 1998. according to the Labor Department's Household Employment Survey, during the first five months of fiscal 1999, compared to 1,138,400 over the same period in fiscal 1998. The seasonally adjusted unemployment rate for November 1998 was 13.3%.


          Discount and Zero Coupon Bonds. The State Trust portfolios may contain original issue discount bonds. The original issue discount, which is the difference between the initial purchase price of the Bonds and the face value, is deemed to accrue on a daily basis and the accrued portion will be treated as tax-exempt interest income for regular Federal income tax purposes. Upon sale or redemption, any gain realized that is in excess of the earned portion of original issue discount will be taxable as capital gain. See "Tax Status." The current value of an original issue discount bond reflects the present value of its face amount at maturity. The market value tends to increase more slowly in early years and in greater increments as the Bonds approach maturity. Of these original issue discount bonds, a portion of the aggregate principal amount of the Bonds in each State Trust may be Zero Coupon Bonds. Zero Coupon Bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. The market value of Zero Coupon Bonds is subject to greater fluctuations than coupon bonds in response to changes in interest rates. Zero Coupon Bonds generally are subject to redemption at compound accredited value based on par value at maturity. Because the issuer is not obligated to make

82600.11
                                       -7-
current interest payments, Zero Coupon Bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate. See "Description of Portfolios" in Part A for the aggregate principal amount of original issue discount bonds in each State Trust's portfolio.


          The State Trust portfolios may also contain Bonds that were purchased at deep "market" discount from par value at maturity. This is because the coupon interest rates on the discount Bonds at the time they were purchased and deposited in the State Trusts were lower than the current market interest rates for newly issued bonds of comparable rating and type. At the time of issuance, the discount Bonds were for the most part issued at then current coupon interest rates. The current returns (coupon interest income as a percentage of market price) of discount bonds will be lower than the current returns of comparably rated bonds of similar type newly issued at current interest rates because discount bonds tend to increase in market value as they approach maturity and the full principal amount becomes payable. A discount bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt interest income than a comparable bond newly issued at current market rates. Under the provisions of the Internal Revenue Code in effect on the date of this Prospectus, any income attributable to market discount will be taxable but will not be realized until maturity, redemption or sale of the Bonds or Units. However, the Administration's Fiscal Year 2000 Budget proposals would require accrual basis taxpayers to accrue market discount income with respect to obligations acquired after the date that the proposal is enacted. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Discount bonds with a longer term to maturity tend to have a higher current yield and a lower current market value than otherwise comparable bonds with a shorter term to maturity. If interest rates rise, the value of the bonds will decrease; and if interest rates decline, the value of the bonds will increase. The discount does not necessarily indicate a lack of market confidence in the issuer.



          Year 2000 Issue. The Trust, like other businesses and entities, could be adversely affected if the computer systems used by the Sponsor and Trustee or other service providers to the Trust do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Sponsor and Trustee are taking steps that they believe are reasonably designed to address the Year 2000 Problem with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by the Trusts' other service providers. However, there can be no assurance that the Year 2000 Problem will be properly or timely resolved as to avoid any adverse impact to the Trust. At this time, it is generally believed that municipal issuers may be more vulnerable to Year 2000 issues or problems than will other issuers.


                                THE STATE TRUSTS

          The Sponsor believes the information summarized below describes some of the more significant events relating to the State Trusts. Sources of such information are the official statements of the issuers located in the states of the State Trusts which have been issued in connection with debt offerings by such states, as well as other publicly available documents and information. While the Sponsor has not independently verified such information, it has no reason to believe it is not correct in all material respects.

82600.11
                                       -8-

          California Trust


          California Economy: 1995-96 through 1997-99 Fiscal Years

          The state's financial condition improved markedly during the 1995- 96, 1996-97 and 1997-99 fiscal years, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years. The state's cash position also improved, and no external deficit borrowing has occurred over the end of the last four fiscal years.



          The economy grew strongly during these fiscal years, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98 and $1.0 billion in
1998-99) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97 and particularly in 1998-99 to fund new program incentives. The accumulated budget deficit from the recession years was finally eliminated.

          1998-99 Fiscal Year Budget

          The following were major features of the 1998 Budget Act and certain additional fiscal bills enacted before the end of the legislative session:

          1. The most significant feature of the 1998-99 budget was agreement on a total of $1.4 billion of tax cuts. The central element was a bill which provided for a phased-in reduction of the Vehicle License Fee ("VLF"). Since the VLF is transferred to cities and counties under existing law, the bill provided for the General Fund to replace the lost revenues. Starting on January 1, 1999, the VLF has been reduced by 25 percent, at a cost to the General Fund of approximately $500 million in the 1998-99 fiscal year and about $1 billion annually thereafter.

          In addition to the cut in VLF, the 1998-99 budget included both temporary and permanent increases in the personal income tax dependent credit ($612 million General Fund cost in 1998-99, but less in future years), a nonrefundable renters tax credit ($133 million), and various targeted business tax credits ($106 million).

          2. Proposition 98 funding for K-14 schools was increased by $1.7 billion in General Fund moneys over revised 1997-98 levels, over $300 million higher than the minimum Proposition 98 guarantee. Of the 1998-99 funds, major new programs included money for instructional and library materials, deferred maintenance, support for increasing the school year to 180 days and reduction of class sizes in Grade 9. The Budget also included $250 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit.

          3. Funding for higher education increased substantially above the actual 1997-98 level. General Fund support was increased by $340 million (15.6 percent) for the University of California and $267 million (14.1 percent) for the California State University system. In addition, Community Colleges funding increased by $300 million (6.6 percent).


82600.11
                                       -9-

          4. The Budget included increased funding for health, welfare and social services programs. A 4.9 percent grant increase was included in the basic welfare grants, the first increase in those grants in 9 years.

          5. Funding for the judiciary and criminal justice programs increased by 11 percent over 1997-98, primarily to reflect increased state support for local trial courts and rising prison population.

          6. Major legislation enacted after the 1998 Budget Act included new funding for resources projects, a share of the purchase of the Headwaters Forest, funding for the infrastructure and Economic Development Bank ($50 million) and funding for the construction of local jails. The state realized savings of $433 million from a reduction in the state's contribution to the State Teachers' Retirement System in 1998-99.

          The May Revision to the 1999-2000 Governor's Budget (hereafter shortened to "1990-00"), released on May 14, 1999 (the "1999 May Revision"), reported that stronger than expected economic conditions in the State for the latter part of 1998 and into 1999 would produce total 1998-99 General Fund revenues of about $57.9 billion, almost $1.0 billion above the 1998 Budget Act estimates and $1.6 billion above the initial estimates in the January 1999-2000 Governor's Budget. The 1999 May Revision projects 1998-99 General Fund expenditures of $58.6 billion, about $400 million higher than the January 1999-2000 Governor's Budget estimate. Some of this additional revenue will be directed to K-14 schools pursuant to Proposition 98. The 1999 May Revision projected a balance in the Special Fund for Economic Uncertainties (the "SFEU")at June 30, 1999, of approximately $1.9 billion, $1.3 billion higher than estimated in January.

          1999-00 Budget

          On January 8, 1999, Governor Davis released his proposed budget for fiscal year 1999-2000 (the "January Governor's Budget"). The January Governor's Budget generally reported that General Fund revenues for fiscal year 1998-99 and fiscal year 1999-00 would be lower than earlier projections (primarily due to the overseas economic downturn), while some caseloads would be higher than earlier projections. The January Governor's Budget was designed to meet ongoing caseloads and basic inflation adjustments, and included certain new programs. The January Governor's Budget proposed $60.5 billion of general fund expenditures in fiscal year 1999-00, with a $415 million SFEU reserve at June 30, 2000.

          The 1999 May Revision showed an additional $4.3 billion of revenues for combined fiscal years 1998-99 and 1999-00. The completion of the 1999 Budget Act occurred in a timely fashion. The final Budget Bill was adopted by the Legislature on June 16, 1999, and was signed by the Governor on June 29, 1999 (the "1999 Budget Act"), meeting the Constitutional deadline for budget enactment for only the second time in the 1990's.

          The final 1999 Budget Act estimated General Fund revenues and transfers of $63.0 billion, and contained expenditures totaling $63.7 billion after the Governor used his line-item veto to reduce the legislative Budget Bill expenditures by $581 million (both General Fund and Special Fund). The 1999 Budget Act also contained expenditures of $16.1 billion from special funds and $1.5 billion from bond funds. The Administration estimated that the SFEU would have a balance at June 30, 2000, of about $881 million. Not included in this amount was an additional $300 million which (after the Governor's vetoes) was "set aside" to provide funds for employee salary increases (to be negotiated in bargaining with employee unions), and for

82600.11
                                      -10-
litigation reserves. The 1999 Budget Act anticipates normal cash flow borrowing during the fiscal year.

          The principal features of the 1999 Budget Act include the following:

          1. Proposition 98 funding for K-12 schools was increased by $1.6 billion in General Fund moneys over revised 1998-99 levels, $108.6 million higher than the minimum Proposition 98 guarantee. Of the 1999-00 funds, major new programs included money for reading improvement, new textbooks, school safety, improving teacher quality, funding teacher bonuses, providing greater accountability for school performance, increasing preschool and after school care programs and funding deferred maintenance of school facilities. The Budget also includes $310 million as repayment of prior years' loans to schools, as part of the settlement of the California Teachers' Association v. Gould lawsuit.

          2. Funding for higher education increased substantially above the actual 1998-99 level. General Fund support was increased by $184 million (7.3 percent) for the University of California and $126 million (5.9 percent) for the California State University system. In addition, Community Colleges funding increased by $324.3 million (6.6 percent). As a result, undergraduate fees at UC and CSU will be reduced for the second consecutive year, and the per-unit charge at Community Colleges will be reduced by $1.

          3. The Budget included increased funding of nearly $600 million for health and human services.

          4. About $800 million from the general fund will be directed toward infrastructure costs, including $425 million in additional funding for the Infrastructure Bank, initial planning costs for a new prison in the Central Valley, additional equipment for train and ferry service, and payment of deferred maintenance for state parks.

          5. The Legislature enacted a one-year additional reduction of 10 percent of the VLF for calendar year 2000, at a General Fund cost of about $250 million in each of fiscal year 1999-00 and 2000-01 to make up lost funding to local governments. Conversion of this one-time reduction to a permanent cut will remain subject to the revenue tests in the legislation adopted last year. Several other targeted tax cuts, primarily for businesses, were also approved, at a cost of $54 million in 1990-00.

          6. A one-time appropriation of $150 million, to be split between cities and counties, was made to offset property tax shifts during the early 1990's. Additionally, an ongoing $50 million was appropriated as a subvention to cities for jail booking or processing fees charged by counties when an individual arrested by city personnel is taken to a county detention facility.


          Future Budgets


          It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing state revenues and expenditures. The state budget will be affected by national and state economic conditions and other factors.



          THE FOREGOING DISCUSSION IS BASED ON OFFICIAL STATEMENTS AND OTHER INFORMATION PROVIDED BY THE STATE OF CALIFORNIA. THE STATE HAS INDICATED THAT ITS DISCUSSION OF BUDGETARY INFORMATION IS BASED ON ESTIMATES AND PROJECTIONS


82600.11
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



OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT; THE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS THAT MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.



          Voter Initiative: Proposition 218


          "Proposition 218" or the "Right to Vote on Taxes Act" (the "Proposition") was approved by the California electorate at the November, 1996 general election. Officially titled "Voter Approval For Local Government Taxes, Limitation on Fees, Assessments and Charges Initiative Constitutional Amendment," the Act was approved by a majority of the voters voting at the election and adds Articles XIIIC and XIIID to the California Constitution.

          The Proposition, among other things, requires local governments to follow certain procedures in imposing or increasing any fee or charge as defined. "Fee" or "charge" is defined to mean "any levy other than an ad valorem tax, a special tax or an assessment imposed by an agency upon a parcel or upon a person as an incident of property ownership, including user fees or charges for a property related service."

          The procedure required by the Proposition to impose or increase any fee or charge include a public hearing upon the proposed fee or charge and the opportunity to present written protests by the owners of the parcels subject to the proposed fee or charge. If written protests against the proposed fee or charge are presented by a majority of owners of the identified parcels, the local government shall not impose the fee or charge.

          The Proposition further provides as follows:

          "Except for fees or charges for sewer, water, and refuse collection services, no property related fee or charge shall be imposed or increased unless and until such fee or charge is submitted and approved by a majority vote of the property owners of the property subject to the fee or charge or, at the option of the agency, by a two-thirds vote of the electorate residing in the affected area."

          Additionally, the Proposition provides, with respect to standby charges, as follows:

          "No fee or charge may be imposed for a service unless that service is actually used by, or immediately available to, the owner of the property in question. Fees or charges based on potential or future use of a service are not permitted. Standby charges, whether characterized as charges or assessments, shall be classified as assessments and shall not be imposed without compliance with Section 4 of this Article."

          The Proposition provides that beginning July 1, 1997, all fees or charges shall comply with the Proposition's requirements.


          The Proposition is silent with respect to future increases of pre-existing fees or charges that are pledged to payment of indebtedness or obligations previously incurred by the local government. Presumably, the Proposition cannot preempt outstanding contractual obligations protected by the contract impairment clause of the federal constitution. However, with respect to any given situation or case, litigation may be the method that will settle any question concerning the authority of a local government to increase


82600.11
                                      -12-
fees or charges outside of the strictures of the Proposition in order to meet contractual obligations.


          Proposition 218 also contains a new provision subjecting "matters of reducing or repealing any local tax, assessments and charges" to the initiative power. This means that no city or local agency revenue source is safe from reduction or repeal pursuant to the initiative process.

          Litigation concerning various elements of the Proposition may ultimately ensue and clarifying legislation may be enacted.


          Voter Initiative: Proposition 2




          At the November 1998 elections voters approved Proposition 2. This proposition requires the General Fund to repay loans made from certain transportation special accounts (such as the State Highway Account) at least once per fiscal year, or up to 30 days after adoption of the annual budget act. Since the General Fund may reborrow from the transportation accounts soon after the annual repayment is made, the proposition is not expected to have any adverse impact on the State's cash flow.


          Future Initiatives


          Articles XIIIA, XIIIB, XIIIC and XIIID were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted that could affect revenues of the State or public agencies within the State.


          State Appropriations Limit


          The state is subject to an annual appropriations limit imposed by
Article XIIIB of the State Constitution (the "Appropriations Limit"), and is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. The Appropriations Limit does not restrict appropriation to pay debt service on voter-authorized bonds. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or the other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The Appropriations Limit is based on the limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined Appropriation Limits for those two years is divided equally between transfers to K-12 districts and refunds to taxpayers.



          Exempted from the Appropriations Limit are debt service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and expressly exempted from the Article XIIIB limits. The Appropriations Limit may also be exceeded in cases of emergency arising from civil disturbance or natural disaster declared by the Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.



82600.11
                                      -13-

          Article XIIIB, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in Proposition 98. During fiscal year 1991-1992 revenues were smaller than expected, thus reducing the payment owed to schools in 1991-1992 under alternate "test" provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991- 1992 and 1992-1993 fiscal years without exceeding it, the Legislature enacted legislation to reduce 1991-92 appropriations. The amount budgeted to schools, but which exceeded the reduced appropriation, was treated as a non-Proposition 98 short-term loan in 1991-92. As part of the 1992-93 Budget, $1.083 billion of the amount budgeted to K-12 schools was designated to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. To maintain per-average daily attendance ("ADA") funding, the 1992-93 Budget included loans to schools and to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94 Budget also provided new loans to K- 12 schools and community colleges to maintain ADA funding. These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.760 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools.


          A Sacramento County Superior Court in California Teachers' Association, et al. v. Gould, et al., ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition 98. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The parties reached a final settlement of the case in July, 1996. The settlement required adoption of legislation satisfactory to the parties to implement its terms.




          The settlement provided, among other things, that both the State and K-12 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the state was obligated to repay $935 million by forgiveness of the amount owed, while schools were required to repay $825 million. The state's share of the repayment is reflected as expenditures above the current Proposition 98 base calculation. The schools' share of the repayment counts as appropriations toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are spread over the eight-year period beginning 1994-95 through 2001-02.




          Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the bonds in the Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the state could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the state's budget over future years, potentially reducing resources available for other state programs, especially to the extent that the Article XIIIB spending limit would restrain the State's ability to fund other such programs by raising taxes.



82600.11
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



          State Indebtedness


          As of August 1, 1999, the state had over $19.7 billion aggregate principal amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $12.7 billion remained unissued as of August 1, 1999.




          At the November 3, 1998 election, voters approved a bond measure ("Proposition 1A")totaling $9.2 billion for public school construction and renovation, and for higher education facilities. Not more than half the total bond authorization from Proposition 1A can be issued (including bonds in the form of commercial paper)before June 30, 2000. Proposition 1A also encourages the Treasurer to sell the bonds in a manner such that the ratio of State debt service to General Fund does not exceed 6 percent.




          As of August 1, 1999 the State Finance Committees had authorized the issuance of approximately $4.6 billion of general obligation commercial paper notes, but as of that date only $687 million aggregate principal amount of which was issued and outstanding. The State also builds and acquires capital facilities through the use of lease purchase borrowing. As of August 1, 1999, the State had approximately $6.7 billion of outstanding General Fund- supported lease-purchase debt. The State had $6,669,299,397 General Fund- supported lease-purchase debt outstanding at August 1, 1999. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,035,434,000 authorized and unissued as of August 1, 1999. Also, as of that date certain joint powers authorities were authorized to issue approximately $69,500,000 of revenue bonds to be secured by State leases.




          In addition to the general obligation bonds, State agencies and authorities had approximately $26 billion aggregate principal amount of revenue bonds and notes outstanding as of April 1, 1998. Revenue bonds represent both obligations payable from state revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works projects, educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities.


          Litigation


          The state is a party to numerous legal proceedings. In addition, the state is involved in certain other legal proceedings that, if decided against the state, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include whether certain state property tax shifts from counties to school districts should be reimbursed by the state; whether the State Controller may make payments from the State Treasury in the absence of a state budget; damages claimed against the state for flooding in 1986 and 1997; the claim for retroactive increased out-patient Medi-Cal reimbursement rates; claimed costs for pollution clean-up; a challenge to the appropriation of Cigarette and Tobacco Products Surtax Fund for disease research; a suit to compel changes in early screening procedures for children with mental health needs; and the validity of certain corporate tax deductions. Other cases that could significantly impact revenue or expenditures involve payments for certain transfers among various funds of appropriations in 1993 through 1995; reimbursement payments owed to and claimed by certain school districts; and payments potentially due related to the AFDC-Foster Care program. Because of the prospective nature of these proceedings, it is not presently possible to


82600.11
                                      -15-
predict the outcome of such litigation or estimate the potential impact on the ability of the state to pay the debt service on its obligation.


          Ratings


          During 1999, the following ratings have been received from Moody's Investors Service ("Moody's"), Standard & Poor's Rating Services ("S&P") and Fitch IBCA Inc. ("Fitch"):





                                        Fitch           Moody's             S&P

         Insured Bonds                  AAA             Aaa                 AAA

         All Other Bonds                A               Con. Al             Ap



Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.


          Local Governments



          The primary units of local government in California are the counties, ranging in population from 1,200 in Alpine County to over 9,600,000 in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails and public safety in unincorporated areas. There are also about 470 incorporated cities, and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes, and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Counties, in particular, have had fewer options to raise revenues than many other local government entities, and have been required to maintain many services.


          In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding K-12 schools and community colleges. During the recession, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-14 education districts by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources (such as sales taxes) and reduced certain mandates for local services. Since then the State has also provided additional funding to counties and cities through such programs as health and welfare realignment, welfare reform, trial court restructuring, an annual program supporting local public safety departments, and various other measures. In his 1999-00 Budget Proposal, the Governor has proposed a review and "accounting" of state -- local fiscal relationships, with the goal of ultimately restoring local government finances to an equivalent fiscal condition to the period prior to the 1991-93 recession -- induced tax shifts. Litigation has been brought challenging the legality of the property tax shifts from counties to schools.


82600.11
                                      -16-

          Historically, funding for the state's trial court system was divided between the state and the counties. However, Chapter 850, Statutes of 1997, implemented a restructuring of the state's trial court funding system. Funding for the courts, with the exception of costs for facilities, local judicial benefits, and revenue collection, was consolidated at the state level. The county contribution for both their general fund and fine and penalty amounts is capped at the 1994-95 level and becomes part of the Trial Court Trust Fund, which supports all trial court operations. The state assumed responsibility for future growth in trial court funding. The consolidation of funding is intended to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. Beginning in 1998-99, the county general fund contribution for court operations is reduced by $300 million, and cities will retain $62 million in fine and penalty revenue previously remitted to the State; the General Fund reimbursed the $362 million revenue loss to the Trial Court Trust Fund. The 1999 Budget Act includes funds to further reduce the county general fund contribution by an additional $96 million by reducing by 100 percent the contributions of the next 18 smallest counties and reducing by 10 percent the general fund contribution of the remaining 21 counties.

          The entire statewide welfare system has been changed in response to the change in federal welfare law enacted in 1996. Under the California Work Opportunity and Responsibility to Kids("CalWORKs") program, counties are given flexibility to develop their own plans, consistent with the state law, to implement the program and to administer many of its elements, and their costs for administrative and supportive services are capped at the 1996-97 levels. Counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties will still be required to provide "general assistance" aid to certain persons who cannot obtain welfare from other programs.

          The 1999 Budget Act proposes expenditures which will continue to meet, but not exceed, the federally-required $2.9 billion combined State and country maintenance-of-effort (MOE) requirement. Total CalWORKs-related expenditures are estimated to be $7.3 billion for 1998-99 and $7.3 billion for 1999-00, including child care transfer amounts for the Department of Education.



          The Sponsor believes the information summarized above describes some of the more significant aspects relating to the California Trust. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

          New York Trust


          Special Factors Affecting New York. The information set forth below is derived from the official statements and/or preliminary drafts of official statements prepared in connection with the issuance of State and City municipal bonds. The Fund has not independently verified this information.


                                 Economic Trends


          Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious economic problems. The City accounts for approximately 41% of the State's population and personal income, and the City's financial health affects the State in numerous ways. The State


82600.11
                                      -17-
historically has been one of the wealthiest states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

          The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

          Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in Federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

                                  New York City

          The City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.


          For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"), after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.




          As required by law, the City prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current financial plan projects a surplus in each of the 1999 and 2000 fiscal years, before discretionary transfers, and budget gaps for each of the 2001, 2002 and 2003 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the City has achieved surplus operating results, before discretionary transfers, for each fiscal year.




          The City depends on aid from the State both to enable the City to balance its budget and to meet its cash requirements. There can be no


82600.11
                                      -18-
assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.




          The Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 2000 through 2003 fiscal years (the "2000-2003 Financial Plan" or "Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the provision of State and Federal aid and the impact on City revenues and expenditures of any future Federal or State policies affecting the City.




          Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1999 through 2003 contemplates the issuance of $10.091 billion of the general obligation bonds and $5.340 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. In addition, it is currently expected that approximately $2.8 billion of bonds will be issued by the Tobacco Settlement Asset Securitization Corporation ("TSASC") and paid from revenues received pursuant to a settlement of litigation with the leading cigarette companies. The Finance Authority and TSASC were created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. If TSASC is not able to issue bonds in the amount expected, the City will need to find another source of financing or substantially curtail or halt its capital program. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority, Finance Authority and TSASC bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.




          For the 1998 fiscal year, the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal years is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, balanced operating results, after discretionary and other transfers.




          The most recent quarterly modification to the City's financial plan for the 1999 fiscal year, submitted to the New York State Financial Control Board (the "Control Board") on June 14, 1999 (the "1999 Modification"), projects a balanced budget in accordance with GAAP for the 1999 fiscal year.




          On June 14, 1999, the City released the Financial Plan for the 2000 to 2003 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan reflects changes as a result of the City's expense and capital budgets for the fiscal year 2000,


82600.11
                                      -19-
which were adopted on June 7, 1999. The Financial Plan projects revenues and expenditures for the 2000 fiscal year balanced in accordance with GAAP and projects gaps of $1.8 billion, $1.9 billion and $1.8 billion for fiscal years 2001 through 2003, respectively.



          Changes since adoption of the City's Expense Budget for the 1999 fiscal year in June 1998, prior to the financial plan submitted to the Control Board on June 26, 1998 include: (i) an increase in projected tax revenues of $976 million, $813 million, $558 million, $417 million and $1.4 billion in fiscal years 1999 through 2003, respectively; (ii) $300 million, $250 million, $300 million and $300 million of projected resources in fiscal years 2000 through 2003, respectively, from the receipt by the City of funds from the settlement of litigation with the leading cigarette companies; (iii) a reduction in the assumed collection of $350 million of projected rent payments for the City's airports to $210 million and a delay in the receipt of such payments from fiscal year 2000 to fiscal year 2001; (iv) anticipated proceeds from the proposed sale of the Coliseum in fiscal year 2001 totaling $345 million; and (v) net increases in spending of $638 million, $691 million, $679 million and $1.0 billion in fiscal years 2000 through 2003, including spending for Medicaid, education initiatives, anti-smoking programs, employee fringe benefit costs, and other agency programs. The 1999 Modification and the 2000- 2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $2.6 billion to pay debt service due in fiscal year 2000, for budget stabilization purposes, a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $429 million, and a proposed discretionary transfer in fiscal year 2001 to pay debt service due to fiscal year 2002 totaling $345 million.



          In addition, the Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 2000 fiscal year and to reduce projected gaps for fiscal years 2001 through 2003. The gap-closing actions for the 2000 through 2003 fiscal years include: (i) additional agency actions totaling $605 million, $486 million, $409 million and $397 million for fiscal years 2000 through 2003, respectively; (ii) additional Federal aid of $75 million in each of fiscal years 2000 through 2003, which include the proposed restoration of $25 million of Federal revenue sharing and $50 million of increased Federal Medicaid aid; and (iii) additional State actions totaling approximately $125 million in each of fiscal years 2000 through 2003, including Medicaid cost containment initiatives proposed in the Governor's Executive Budget for State fiscal year 1999-2000, which would reduce expenditures by the City by approximately $50 million in each of fiscal years 2000 through 2003, and proposals by the City that the State enact tort reform legislation, increase revenue sharing payments and expand State funding for low income uninsured disabled children. The Financial Plan also reflects a tax reduction program, which includes the elimination of the City's non-resident earning tax, the proposed extension of current tax reductions for owners of cooperative and condominium apartments and a proposed income tax credit for low wage earners.



          The Financial Plan assumes: (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $572 million, $585 million, $600 million and $638 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which may depend on the successful completion of negotiations with the Port Authority of New York and New Jersey or the enforcement of the City's rights under the existing leases through pending legal action; (iii) State and Federal approval of the State and Federal gap- closing actions proposed by the City in the Financial Plan; and (iv) receipt


82600.11
                                      -20-
of the tobacco settlement funds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.



          On June 7, 1999, the City Council adopted a budget for fiscal year 2000. The adopted budget includes lower estimated debt service expenditures in fiscal year 2000 resulting from a $456 million increase, from $2.1 billion to $2.6 billion, in the proposed discretionary transfer in the 1999 fiscal year to pay debt service due in fiscal year 2000. The $456 million increase in the discretionary transfer reflects increased tax revenues and decreased expenditures in the 1999 fiscal year. The adopted budget also includes $220 million of spending initiatives proposed by the City Council, other increased spending and the net cost of revised tax reduction proposals, which reflect the repeal of all of the City non-resident earnings tax and elimination of certain of the previously proposed tax reduction initiatives.



          On July 16, 1998, Standard & Poor's revised its rating of City bond upward from BBB+ to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baal. On March 8, 1999, Fitch revised its rating of City bonds upward to A. Moody's, Standard & Poor's and Fitch currently rate the City's outstanding general obligation bonds A3, A- and A, respectively.


                       New York State and its Authorities


          The State ended the 1998-1999 fiscal year in balance on a cash basis for the 1998-1999 fiscal year, with a reported closing balance in the General Fund of $892 million, after reserving a projected $1.8 billion surplus for use in future years. The Governor's Executive Budget projects balance on a cash basis for the 1999-2000 fiscal year, with a closing balance in the General Fund of $2.5 billion, including a projected reserve of $1.79 billion for use in fiscal years 2000-2001 and 2001-2002. Subsequently, as a result of revisions to national and State economic forecasts, the State Division of the Budget has revised its estimate of receipts for the 1999-2000 fiscal year to include an additional $150 million in receipts. The Legislature and the State Comptroller will review the Governor's Executive Budget and are expected to comment on it. The State Assembly and the State Senate have each adopted budget resolutions which provide an outline of intended spending and revenue changes to the 1999-2000 Executive Budget which, the Division of the Budget believes, would, if enacted, increase the size of the State's future budget gaps. There can be no assurance that the Legislature will enact the Executive Budget into law, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in the Executive Budget. Depending on the amount of State aid provided to localities, and whether the Medicaid cost containment initiatives proposed in the Executive Budget are approved by the State, the City might be required to make substantial additional changes in its Financial Plan. The State budget for the State's 1999-2000 fiscal year was not adopted by the statutory deadline of April 1, 1999. However, legislation making interim appropriations has been enacted. A prolonged delay in the adoption of the State's budget beyond the statutory April 1st deadline without continuing interim appropriations could delay the projected receipt by the City of State aid.



          The State Financial Plan for the 1999-2000 fiscal year, which reflects the 1999-2000 Executive Budget, contains projections of a potential imbalance in the 2000-2001 fiscal year of $1.14 billion and in the 2001-2002 fiscal year of $2.07 billion, assuming implementation of the 1999-2000 Executive Budget recommendations, the application of the $1.79 billion reserve fund and implementation of $500 million of unspecified efficiency initiatives


82600.11
                                      -21-
and other actions in each of the 2000-2001 and 2001-2002 fiscal years, respectively. The Executive Budget identifies various risks, including either a financial market or broader economic correction during the period which could adversely affect these projections.



          Standard & Poor's rates the State's general obligation bonds A, and Moody's rates the State's general obligation bonds A2. On August 28 1997, Standard & Poor's revised its rating on the State's general obligation bonds from A- to A.


                                   Litigation


          A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve State programs and miscellaneous tort, real property, and contract claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to carry out the 1999 Modification and 2000-2003 Financial Plan.



          The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1998 amounted to approximately $3.5 billion.



          Virginia Trust

          Virginia Risk Factors. Investors should be aware of certain factors that might affect the financial condition of issuers of Virginia municipal securities.

          Bonds in the Virginia Trust may include primarily debt obligations of the subdivisions of the Commonwealth of Virginia issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, schools, streets and water and sewer works. Other purposes for which bonds may be issued include the obtaining of funds to lend to public or private institutions for the construction of facilities such as educational, hospital, housing, and solid waste disposal facilities. The latter are generally payable from private sources which, in varying degrees, may depend on local economic conditions, but are not necessarily affected by the ability of the Commonwealth of Virginia and its political subdivisions to pay their debts. Therefore, the general risk factors as to the credit of the State or its political subdivision discussed herein may not be relevant to the Virginia Trust.

          To the extent bonds of the Commonwealth of Virginia are included in the Virginia Issues, information on the financial condition of the Commonwealth is noted. The Constitution of Virginia limits the ability of the Commonwealth to create debt. The Constitution requires a balanced budget. The Commonwealth has maintained a high level of fiscal stability for many years due in large part to conservative financial operations and diverse sources of revenue. The economy of the Commonwealth of Virginia is based primarily on manufacturing, the government sector (including defense), agriculture, mining and tourism. Defense installations are concentrated in Northern Virginia, the location of the Pentagon, and the Hampton Roads area, including the Cities of Newport News, Hampton, Norfolk and Virginia Beach, the locations of, among other installations, the Army Transportation Center (Ft. Eustis), the Langley Air Force Base, Norfolk Naval Base and the Oceana Naval Air Station, respectively. Any substantial reductions in defense spending

82600.11
                                      -22-
generally or in particular areas, including base closings, could adversely affect the state and local economies.

          The Commonwealth currently has a Standard & Poor's rating of AAA and a Moody's rating of Aaa on its general obligation bonds. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic or political conditions. Further, the credit of the Commonwealth is not material to the ability of political subdivisions and private entities to make payments on the obligations described below.


          General obligations of cities, towns and counties in Virginia are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. The obligation to levy taxes could be enforced by mandamus, but such a remedy may be impracticable and difficult to enforce. Under section 15.2-2659 of the Code of Virginia of 1950, as amended, a holder of any general obligation bond in default may file an affidavit setting forth such default with the Governor. If, after investigating, the Governor determines that such default exists, he is directed to order the State Comptroller to withhold State funds appropriated and payable to the entity and apply the amount so withheld to unpaid principal and interest. The Commonwealth, however, has no obligation to provide any additional funds necessary to pay such principal and interest.


          Revenue bonds issued by Virginia political subdivisions include (i) revenue bonds payable exclusively from revenue producing governmental enterprises and (ii) industrial revenue bonds, college and hospital revenue bonds and other "private activity bonds" which are essentially non-governmental debt issues and which are payable exclusively by private entities such as non-profit organizations and business concerns of all sizes. State and local governments have no obligation to provide for payment of such private activity bonds and in many cases would be legally prohibited from doing so. The value of such private activity bonds may be affected by a wide variety of factors relevant to particular localities or industries, including economic developments outside of Virginia.

          Virginia municipal securities that are lease obligations are customarily subject to "non-appropriation" clauses which allow the municipality, or other public entity, to terminate its lease obligations if moneys to make the lease payments are not appropriated for that purpose. See "Objectives". Legal principles may restrict the enforcement of provisions in lease financing limiting the municipal issuer's ability to utilize property similar to that leased in the event that debt service is not appropriated.


                                 PUBLIC OFFERING

          Offering Price. The secondary market Public Offering Price per Unit of each Trust is computed by adding a sales charge to the aggregate bid price of the Bonds in such Trust divided by the number of Units thereof outstanding. The method used by the Evaluator for computing the sales charge for secondary market purchases shall be based upon the number of years remaining to maturity of each Bond in the portfolio. Bonds will be deemed to mature on their stated maturity dates unless bonds have been called for redemption, funds have been placed in escrow to redeem them on an earlier call date or are subject to a "mandatory put," in which case the maturity will be deemed to be such other date.

          The table below sets forth the various sales charges based on the length of maturity of each Bond:


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





                            As Percent of Public
Time to Maturity               Offering Price

less than 6 months                   0%
6 mos. to 1 year                     1%
over 1 yr. to 2 yrs.                1 1/2%
over 2 yrs. to 4 yrs.               2 1/2%
over 4 yrs. to 8 yrs.               3 1/2%
over 8 yrs. to 15 yrs.              4 1/2%
over 15 years                       5 1/2%


          A proportionate share of accrued interest on the Bonds to the expected date of settlement for the Units is added to the Public Offering Price. Accrued interest is the accumulated and unpaid interest on Bonds from the last day on which interest was paid and is initially accounted for daily by each Trust at the daily rate set forth under "Summary of Essential Information" for each Trust in Part A of this Prospectus. This daily rate is net of estimated fees and expenses. The secondary market Public Offering Price can vary on a daily basis from the amount stated on the cover of Part A of this Prospectus in accordance with fluctuations in the prices of the Bonds. The price to be paid by each investor will be computed on the basis of an evaluation made as of the day the Units are purchased. The aggregate bid price evaluation of the Bonds is determined in the manner set forth under "Trustee Redemption."

          The Evaluator may obtain current prices for the Bonds from investment dealers or brokers (including the Sponsors) that customarily deal in tax-exempt obligations or from any other reporting service or source of information which the Evaluator deems appropriate.

          Accrued Interest. An amount of accrued interest which represents accumulated unpaid or uncollected interest on a bond from the last day on which interest was paid thereon will be added to the Public Offering Price and paid by the Certificateholder at the time Units are purchased. Since each Trust normally receives the interest on the Bonds twice a year and the interest on the Bonds is accrued on a daily basis (this daily rate is net of estimated fees and expenses), each Trust will always have an amount of interest earned but uncollected by, or unpaid to, the Trustee. A Certificateholder will not recover his proportionate share of accrued interest until the Units of a Trust are sold or redeemed, or such Trust is terminated. At that time, the Certificateholder will receive his proportionate share of the accrued interest computed to the settlement date in the case of sale or termination and to the date of tender in the case of redemption.

          Employee Discounts. Employees (and their families) of Reich & Tang Distributors, Inc. (and its affiliates) and of any underwriter of any Trust, pursuant to employee benefit arrangements, may purchase Units of a State Trust at a price equal to the bid side evaluation of the underlying securities in such State Trust divided by the number of Units outstanding plus a reduced sales charge. Such arrangements result in less selling effort and selling expenses than sales to employee groups of other companies. Resales or transfers of Units purchased under the employee benefit arrangements may only

82600.11
                                      -24-
be made through the Sponsor's secondary market, so long as it is being maintained.

          Distribution of Units. Certain banks and thrifts will make Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by their customers is retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act does permit certain agency transactions and the banking regulators have indicated that these particular agency transactions are permitted under such Act. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

          The Sponsor intends to qualify the Units of each State Trust for sale in only the State for which such Trust is named and certain other states through dealers who are members of the National Association of Securities Dealers, Inc. Units may be sold to dealers at prices which represent a concession of up to $33.00 per Unit, subject to the Sponsor's right to change the dealers' concession from time to time. In addition, for transactions of 1,000,000 Units or more, the Sponsor intends to negotiate the applicable sales charge and such charge will be disclosed to any such purchaser. Such Units may then be distributed to the public by the dealers at the Public Offering Price then in effect. The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units. The Sponsor reserves the right to change the discounts from time to time.

          Sponsor's Profits. The Sponsor will receive a gross commission on all Units sold in the secondary market equal to the applicable sales charge in each transaction (see "Offering Price"). In addition, in maintaining a market for the Units (see "Sponsor Repurchase"), the Sponsor will realize profits or sustain losses in the amount of any difference between the price at which it buys Units and the price at which it resells such Units.

          Comparison of Public Offering Price, Sponsor's Repurchase Price and Redemption Price. The secondary market Public Offering Price of Units of each State Trust will be determined on the basis of the current bid prices of the Bonds in such State Trust plus the applicable sales charge. Value at which Units may be resold in the secondary market or redeemed will be determined on the basis of the current bid prices of such Bonds without any sales charge. On the Evaluation Date, the Public Offering Price per Unit of each State Trust (based on the bid price of the Bonds in such State Trust plus the sales charge) each exceeded the Repurchase and Redemption Price per Unit (based upon the bid price of the Bonds in each State Trust without the sales charge) by the amounts shown under "Summary of Essential Information" for each State Trust in Part A of this Prospectus. For this reason, among others (including fluctuations in the market prices of such Bonds and the fact that the Public Offering Price includes the applicable sales charge), the amount realized by a Certificateholder upon any redemption of Units may be less than the price paid for such Units.


             ESTIMATED LONG TERM RETURN AND ESTIMATED CURRENT RETURN

          The rate of return on an investment in Units of each Trust is measured in terms of "Estimated Current Return" and "Estimated Long Term Return".

          Estimated Long Term Return is calculated by: (i) computing the yield to maturity or to an earlier call date (whichever results in a lower yield) for each Bond in a Trust's portfolio in accordance with accepted bond

82600.11
                                      -25-
practices, which practices take into account not only the interest payable on the Bond but also the amortization of premiums or accretion of discounts, if any; (ii) calculating the average of the yields for the Bonds in each Trust's portfolio by weighing each Bond's yield by the market value of the Bond and by the amount of time remaining to the date to which the Bond is priced (thus creating an average yield for the portfolio of each Trust); and (iii) reducing the average yield for the portfolio of each Trust in order to reflect estimated fees and expenses of that Trust and the maximum sales charge paid by Certificateholders. The resulting Estimated Long Term Return represents a measure of the return to Certificateholders earned over the estimated life of each Trust. The Estimated Long Term Return as of the day prior to the Evaluation Date is stated for each Trust under "Summary of Essential Information" in Part A.

          Estimated Current Return is computed by dividing the Estimated Net Annual Interest Income per Unit by the Public Offering Price per Unit. In contrast to the Estimated Long Term Return, the Estimated Current Return does not take into account the amortization of premium or accretion of discount, if any, on the Bonds in the portfolios of each Trust. Moreover, because interest rates on Bonds purchased at a premium are generally higher than current interest rates on newly issued bonds of a similar type with comparable rating, the Estimated Current Return per Unit may be affected adversely if such Bonds are redeemed prior to their maturity. On the day prior to the Evaluation Date, the Estimated Net Annual Interest Income per Unit divided by the Public Offering Price resulted in the Estimated Current Return stated for each Trust under "Summary of Essential Information" in Part A.

          The Estimated Net Annual Interest Income per Unit of each Trust will vary with changes in the fees and expenses of the Trustee and the Evaluator applicable to each Trust and with the redemption, maturity, sale or other disposition of the Bonds in each Trust. The Public Offering Price will vary with changes in the bid prices of the Bonds. Therefore, there is no assurance that the present Estimated Current Return or Estimated Long Term Return will be realized in the future.

          A schedule of cash flow projections is available from the Sponsor upon request.


                          RIGHTS OF CERTIFICATEHOLDERS

          Certificates. Ownership of Units of each State Trust is evidenced by registered Certificates executed by the Trustee and the Sponsor. Certificates may be issued in denominations of one or more Units and will bear appropriate notations on their faces indicating which plan of distribution has been selected by the Certificateholder. Certificates are transferable by presentation and surrender to the Trustee properly endorsed and/or accompanied by a written instrument or instrument of transfer. Although no such charge is presently made or contemplated, the Trustee may require a Certificateholder to pay $2.00 for each Certificate reissued or transferred and any governmental charge that may be imposed in connection with each such transfer or interchange. Mutilated, destroyed, stolen or lost Certificates will be replaced upon delivery of satisfactory indemnity and payment of expenses incurred.

          Interest and Principal Distributions. Interest received by each State Trust is credited by the Trustee to the Interest Account of such Trust and a deduction is made to reimburse the Trustee without interest for any amounts previously advanced. Proceeds representing principal received by each State Trust from the maturity, redemption, sale or other disposition of Bonds are credited to the Principal Account of such State Trust.

82600.11
                                      -26-

          Distributions to each Certificateholder of each State Trust from the Interest Account of such State Trust are computed as of the close of business on each Record Date for the following Payment Date and consist of an amount substantially equal to one-twelfth, one-half or all of such Certificateholder's pro rata share of the Estimated Net Annual Interest Income in such Interest Account, depending upon the applicable plan of distribution. Distributions from the Principal Account of each State Trust will be computed as of each semi-annual Record Date, and will be made to the Certificateholders of such State Trust on or shortly after the next semi-annual Payment Date. Proceeds representing principal received from the disposition of any of the Bonds between a Record Date and a Payment Date which are not used for redemptions of Units will be held in the appropriate Principal Account and not distributed until the second succeeding semi-annual Payment Date. No distributions will be made to Certificateholders electing to participate in the Total Reinvestment Plan, except as provided thereunder. Persons who purchase Units between a Record Date and a Payment Date will receive their first distribution on the second Payment Date after such purchase.

          Because interest payments are not received by the State Trust at a constant rate throughout the year, interest distributions may be more or less than the amount credited to the Interest Account as of a given Record Date. For the purpose of minimizing fluctuations in the distributions from the Interest Account, the Trustee will advance sufficient funds as may be necessary to provide interest distributions of approximately equal amounts. The Trustee shall be reimbursed, without interest, for these advances to the Interest Account. Funds which are available for future distributions, investment in the Total Reinvestment Plan, payments of expenses and redemptions are in accounts which are non-interest bearing to Certificateholders and are available for use by the Trustee pursuant to normal banking procedures.

          As of the first day of each month, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of the Trust (as determined on the basis set forth under "Trust Expenses and Charges"). The Trustee also may withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any applicable taxes or other governmental charges that may be payable out of the Trust. Amounts so withdrawn shall not be considered a part of the Trust's assets until such time as the Trustee shall return all or any part of such amounts to the appropriate accounts. In addition, the Trustee may withdraw from the Interest and Principal Accounts such amounts as may be necessary to cover redemptions of Units by the Trustee.

          The estimated monthly, semi-annual or annual interest distribution per Unit of each State Trust initially will be in the amounts shown under "Summary of Essential Information" in Part A and will change and be reduced as Bonds mature or are redeemed, exchanged or sold, or as expenses of each State Trust fluctuate. No distribution need be made from a Principal Account until the balance therein is an amount sufficient to distribute $1.00 per Unit.

          Distribution Elections. Interest is distributed monthly, semi-annually or annually, depending upon the distribution applicable to the Unit Purchased. Record Dates for interest distributions will be the first day of each month for monthly distributions, the first day of each June and December for semi-annual distributions and the first day of each December for annual distributions. Payment Dates will be the fifteenth day of each month following the respective Record Dates. Certificateholders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. Every October each Certificateholder may change his distribution election by notifying the Trustee in writing of such

82600.11
                                      -27-
change between October 1 and November 1 of each year.(Certificateholders deciding to change their election should contact the Trustee by calling the number listed on the back cover hereof for information regarding the procedures that must be followed in connection with this written notification of the change of election.) Failure to notify the Trustee on or before November 1 of each year will result in a continuation of the plan for the following 12 months.

          Records. The Trustee shall furnish Certificateholders, in connection with each distribution, a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Certificateholder of record of a State Trust, a statement showing (i) as to the Interest Account of such State Trust: interest received (including any earned original issue discount and amounts representing interest received upon any disposition of Bonds and earned original discount, if any), amounts paid for redemption of Units, if any, deductions for applicable taxes and fees and expenses of such State Trust, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (ii) as to such State Trust's Principal Account: the dates of disposition of any Bonds and the net proceeds received therefrom (including any unearned original issue discount but excluding any portion representing accrued interest), deductions for payments of applicable taxes and fees and expenses of such State Trust, amounts paid for redemption of Units, if any, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (iii) a list of the Bonds held in such State Trust and the number of Units thereof outstanding on the last business day of such calendar year; (iv) the Redemption Price per Unit of such State Trust based upon the last computation thereof made during such calendar year; and (v) amounts actually distributed to Certificateholders of such State Trust during such calendar year from the Interest and Principal Accounts, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.

          The Trustee shall keep available for inspection by Certificateholders, at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Certificateholders, Certificates issued or held, a current list of Bonds in the portfolio and a copy of the Trust Agreement.


                                   TAX STATUS


          All Bonds acquired by the State Trusts were accompanied by copies of opinions of bond counsel to the issuing governmental authorities given at the time of original delivery of the Bonds to the effect that the interest thereon is exempt from regular Federal income tax and from the respective State income taxes. Such interest may, however, be subject to the federal alternative minimum tax and to state and local taxes in other jurisdictions. Neither the Sponsor nor the Trustee nor their respective counsel have made any review of the proceedings relating to the issuance of the Bonds or the bases for such opinions and express no opinion as to these matters, and neither the Trustee nor the Sponsor nor their respective counsel have made an independent examination or verification that the federal income tax status of the Bonds has not been altered since the time of the original delivery of those opinions.


82600.11
                                      -28-

          In rendering the opinion set forth below, counsel has examined the Agreement, the final form of Prospectus dated the date hereof and the documents referred to therein, among others, and has relied on the validity of said documents and the accuracy and completeness of the facts set forth therein.



          In the opinion of Battle Fowler LLP, counsel for the Sponsor, under existing law:


          The State Trusts will be classified as a grantor trust and not as associations taxable as corporations for federal income tax purposes under the Internal Revenue Code of 1986 (the "Code"). Income received by each State Trust that consists of interest excludable from federal gross income under the Code will be excludable from the federal gross income of the Certificateholders of such State Trust.



          Each Certificateholder of a State Trust will be considered the owner of a pro rata portion of the assets of that State Trust. Thus, each Certificateholder of a State Trust will be considered to have received its pro rata share of Bond interest when it is received by the State Trust, and the entire amount of net income distributable to Certificateholders of a State Trust that is exempt from federal income tax when received by that State Trust will constitute tax-exempt income when received by the Certificateholders.



          Gain realized on sale or redemption of the Bonds or on sale of a Unit is, however, includible in gross income for federal income tax purposes, generally as capital gain. Such gain does not include any amount received in respect to accrued interest, earned original issue discount and accrued market discount. Gain on the disposition of a Bond or a Unit purchased at a market discount generally will be treated as ordinary income, rather than capital gain, to the extent of accrued market discount. Such gain may be long- or short-term gain depending on the holding period of the Bond or the Unit, assuming that the Bond or Unit is held as a capital asset. Capital losses are deductible to the extent of capital gains; in addition, up to $3,000 of capital losses of non-corporate Certificateholders ($1,500 for married persons filing separately) may be deducted against ordinary income. Capital assets held by individuals will qualify for long-term capital gain treatment if held for more than one year and will be subject to a reduced tax rate of 20% rather than the regular maximum tax rate of 39.6%.



          Each Certificateholder of a State Trust will realize taxable gain or loss when that State Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity), as if the Certificateholder had directly disposed of its pro rata share of such Bond. The gain or loss is measured by the difference between (i) the tax cost of such pro rata share and (ii) the amount received therefor. The Certificateholder's tax cost for each Bond is determined by allocating the total tax cost of each Unit among all the Bonds held in the State Trust (in accordance with the portion of the State Trust comprised by each Bond). In order to determine the amount of taxable gain or loss, the Certificateholder's amount received is similarly allocated at that time. The Certificateholder may exclude from the amount received any amounts that represent accrued interest or the earned portion of any original issue discount but may not exclude amounts attributable to market discount. Thus, when a Bond is disposed of by State Trust at a gain, taxable gain will equal the difference between (i) the amount received and (ii) the amount paid plus any accrued original issue discount. Gain on the disposition of a Bond purchased at a market discount generally will be treated as ordinary

82600.11
                                      -29-
     income, rather than capital gain, to the extent of accrued market discount. No deduction is allowed for the amortization of bond premium on tax-exempt bonds, such as the Bonds, in computing regular federal income tax.



          Discount generally accrues based on the principle of compounding of accrued interest, not on a straight-line or ratable method, with the result that the amount of earned original issue discount is less in the earlier years and more in the later years of a bond term. The tax basis of a discount bond is increased by the amount of accrued, tax-exempt original issue discount thus determined. This method of calculation will produce higher capital gains (or lower losses) to a Certificateholder, as compared to the results produced by the straight-line method of accounting for original issue discount, upon an early disposition of a Bond by a State Trust or of a Unit by a Certificateholder.

          A Certificateholder may also realize taxable income or loss when a Unit of a State Trust is sold or redeemed. The amount received is allocated among all the Bonds in that State Trust in the same manner as when the State Trust disposes of Bonds, and the Certificateholder may exclude accrued interest and the earned portion of any original issue discount (but not amounts attributable to market discount). The return of a Certificateholder's tax cost is otherwise a tax-free return of capital.


          A portion of Social Security benefits is includible in gross income for taxpayers whose modified adjusted gross income combined with a portion of their Social Security benefits exceeds a base amount. The base amount is $25,000 for an individual, $32,000 for a married couple filing a joint return and zero for married persons filing separate returns. Interest on tax-exempt bonds is to be added to adjusted gross income for purposes of computing the amount of Social Security benefits that are includible in gross income and determining whether an individual's income exceeds the base amount above which a portion of the benefits would be subject to tax.


          Corporate Certificateholders are required to include in federal corporate alternative minimum taxable income 75% of the amount by which the adjusted current earnings (which will include tax-exempt interest) of the corporation exceeds alternative minimum taxable income (determined without regard to this item). In addition, in certain cases, Subchapter S corporations with accumulated earnings and profits from Subchapter C years will be subject to a minimum tax on excess passive investment income which includes tax-exempt interest.

          Under federal law, interest on Bonds in each State Trust issued by authority of the Government of Puerto Rico is exempt from regular Federal income tax and state and local income taxes in the United States and Puerto Rico.

          The State Trusts are not subject to the New York State Franchise Tax on Business Corporations or the New York City General Corporation Tax.


          Battle Fowler LLP is also of the opinion that under the personal income tax laws of the State and City of New York, the income of each State Trust will be treated as the income of the Certificateholders. Interest on the Bonds that is exempt from tax under the laws of the State and City of New York when received by the New York Trust will retain its status as tax-exempt interest of the Certificateholders. In addition, non-residents of New York


82600.11
                                      -30-

City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of New York State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or New York City resident should determine its basis and holding period for its Units in the same manner for New York State and New York City tax purposes as for federal tax purposes. For corporations doing business in New York State, interest earned on state and municipal obligations that are exempt from federal income tax, including obligations of New York State, its political subdivisions and instrumentalities, must be included in calculating New York State and New York City entire net income for purposes of computing New York State and New York City franchise (income) tax.



          The exemption of interest on municipal obligations for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or local government. The laws of such states and local governments vary with respect to the taxation of such obligations. See "Rights of Certificateholders" in this Part B.



          In the opinion of Brown & Wood LLP, special counsel to the Sponsor for California tax matters, under existing California law applicable to individuals who are California residents:


          The California Trust will not be treated as an association taxable as a corporation, and the income of the California Trust will be treated as the income of the Certificateholders. Accordingly, interest on Bonds received by the California Trust that is exempt from personal income taxes imposed by or under the authority of the State of California will be treated for California income tax purposes in the same manner as if received directly by the Certificateholders.

          Each Certificateholder of the California Trust will recognize gain or loss when the California Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or upon the Certificateholder's sale or other disposition of a Unit. The amount of gain or loss for California income tax purposes will generally be calculated pursuant to the Internal Revenue Code of 1986, as amended, certain provisions of which are incorporated by reference under California law.


          In the opinion of Hunton & Williams, special counsel to the Sponsors for Virginia tax matters, under existing Virginia law applicable to individuals who are Virginia residents and assuming that the Virginia Trust is a grantor trust under the grantor trust rules of Sections 671-679 of the Code:

          The Virginia Trust will be taxable as a grantor trust for Virginia income tax purposes with the result that income of the Virginia Trust will be treated as income of the Certificateholders of the Virginia Trust. Consequently, the Virginia Trust will not be subject to any income or corporate franchise tax imposed by the Commonwealth of Virginia, or its subdivisions, agencies or instrumentalities.

          Interest on the Bonds in the Virginia Trust that is exempt from Virginia income tax when received by the Virginia Trust will retain its tax exempt status in the hands of the Certificateholders of the Virginia Trust.

          A Certificateholder of the Virginia Trust will realize a taxable event when the Virginia Trust disposes of a Bond (whether by sale, exchange, redemption or payment at maturity) or when the Certificateholder redeems or sells his Units, and taxable gain for

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



     Federal income tax purposes may result in taxable gain for Virginia income tax purposes. Certain Bonds, however, may have been issued under Acts of the Virginia General Assembly which provide that all income from such Bond, including any profit from the sale thereof, shall be free from all taxation by the Commonwealth of Virginia. To the extent that any such profit is exempt from Virginia income tax, any such profit received by the Virginia Trust will retain its tax exempt status in the hands of the Certificateholders of the Virginia Trust.


          In the case of Bonds that are industrial revenue bonds ("IRBs") or certain types of private activity bonds, the opinions of bond counsel to the respective issuing authorities indicate that interest on such Bonds is exempt from regular federal income tax. However, interest on such Bonds will not be exempt from regular federal income tax for any period during which such Bonds are held by a substantial user of the facilities financed by the proceeds of such Bonds or by a related person thereof within the meaning of the Code. Therefore, interest on any such Bonds allocable to a Certificateholder who is such a substantial user or related person thereof will not be tax-exempt. Furthermore, in the case of IRBs that qualify for the small issue exemption, the small issue exemption will not be available or will be lost if, at any time during the three-year period beginning on the later of the date the facilities are placed in service or the date of issue, all outstanding tax-exempt IRBs, together with a proportionate share of any present issue, of an owner or principal user (or related person) of the facilities exceeds $40,000,000. In the case of IRBs issued under the $10,000,000 small issue exemption, interest on such IRBs will become taxable if the face amount of such IRBs plus certain capital expenditures exceeds $10,000,000.



          In addition, a Bond can lose its tax-exempt status as a result of other subsequent but unforeseeable events such as prohibited arbitrage activities by the issuer of the Bond or the failure of the Bond to continue to satisfy the conditions required for the exemption of interest thereon from regular federal income tax. No investigation has been made as to the current or future owners or users of the facilities financed by the Bonds, the amount of such persons' outstanding tax-exempt IRBs, or the facilities themselves, and no assurance can be given that future events will not affect the tax-exempt status of the Bonds. Investors should consult their tax advisors for advice with respect to the effect of these provisions on their particular tax situation.



          Interest on indebtedness incurred or continued to purchase or carry the Units is not deductible for regular federal income tax purposes. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of Units. Also, in the case of certain financial institutions that acquire Units, in general no deduction is allowed for interest expense allocable to the Units.



          From time to time, proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on debt obligations similar to the Bonds in the State Trusts, and it can be expected that similar proposals may be introduced in the future. In particular, Congress may consider the adoption of some form of flat tax which could have an adverse impact on the value of tax-exempt bonds.



          In South Carolina v. Baker, the U.S. Supreme Court held that the federal government may constitutionally require states to register bonds they issue and subject the interest on such bonds to federal income tax if not registered, and that there is no constitutional prohibition against the


82600.11
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



federal government's taxing the interest earned on state or other municipal bonds. The Supreme Court decision affirms the authority of the Federal government to regulate and control bonds such as the Bonds in the Trust and to tax interest on such bonds in the future. The decision does not, however, affect the current exemption from taxation of the interest earned on the Bonds in the Trust in accordance with Section 103 of the Code.




          The opinions of bond counsel to the issuing governmental authorities to the effect that interest on the Bonds is exempt from regular federal income tax may be limited to law existing at the time the Bonds were issued, and may not apply to the extent that future changes in law, regulations or interpretations affect such Bonds. Investors are advised to consult their own tax advisors for advice with respect to the effect of any legislative changes.



                                    LIQUIDITY

          Sponsor Repurchase. The Sponsor, although not obligated to do so, intends to maintain a secondary market for the Units of each State Trust and continuously to offer to repurchase the Units of the Trusts. The Sponsor's secondary market repurchase price will be based on the aggregate bid price of the Bonds in each State Trust portfolio, determined by the Evaluator on a daily basis, and will be the same as the redemption price. (See "Trustee Redemption.") Certificateholders who wish to dispose of their Units should inquire of the Sponsor as to current market prices prior to making a tender for redemption. The Sponsor may discontinue repurchases of Units of a State Trust if the supply of Units exceeds demand, or for other business reasons. The date of repurchase is deemed to be the date on which Certificates representing Units of a State Trust are physically received in proper form by the Sponsor, Reich & Tang Distributors, Inc., 600 Fifth Avenue, New York, N.Y. 10020. Units received after 4:00 p.m., New York Time, will be deemed to have been repurchased on the next business day. In the event a market is not maintained for the Units of a State Trust, a Certificateholder may be able to dispose of Units only by tendering them to the Trustee for redemption.

          Prospectuses relating to certain other bond trusts indicate an intention by the Sponsor, subject to change, to repurchase units of those funds on the basis of a price higher than the bid prices of the Bonds in the Trusts. Consequently, depending upon the prices actually paid, the secondary market repurchase price of other trusts may be computed on a somewhat more favorable basis than the repurchase price offered by the Sponsor for Units of these State Trusts, although in all bond trusts, the purchase price per unit depends primarily on the value of the bonds in the trust portfolio.

          Units purchased by the Sponsor in the secondary market may be re-offered for sale by the Sponsor at a price based on the aggregate bid price of the Bonds in a State Trust plus the applicable sales charge plus net accrued interest. Any Units that are purchased by the Sponsor in the secondary market also may be redeemed by the Sponsor if it determines such redemption to be in its best interest.

          The Sponsor may, under certain circumstances, as a service to Certificateholders, elect to purchase any Units tendered to the Trustee for redemption (see "Trustee Redemption"). For example, if in order to meet redemptions of Units the Trustee must dispose of Bonds, and if such disposition cannot be made by the redemption date (seven calendar days after tender), the Sponsor may elect to purchase such Units. Such purchase shall be made by payment to the Certificateholder not later than the close of business on the redemption date of an amount equal to the Redemption Price on the date of tender.

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                                      -33-

          Trustee Redemption. Units may also be tendered to the Trustee for redemption at its corporate trust office as set forth in Part A of this Prospectus, upon proper delivery of Certificates representing such Units and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

          Certificates representing Units to be redeemed must be delivered to the Trustee and must be properly endorsed or accompanied by proper instruments of transfer with signature guaranteed (or by providing satisfactory indemnity, as in the case of lost, stolen or mutilated Certificates). Thus, redemptions of Units cannot be effected until Certificates representing such Units have been delivered by the person seeking redemption. (See "Certificates.") Certificateholders must sign exactly as their names appear on the faces of their Certificates. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

          Within three business days following a tender for redemption, the Certificateholder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time on the date of tender. The "date of tender" is deemed to be the date on which Units are received by the Trustee, except that, with respect to Units received after the close of trading on the New York Stock Exchange, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

          Accrued interest paid on redemption shall be withdrawn from the appropriate Interest Account, or, if the balance therein is insufficient, from the appropriate Principal Account. All other amounts paid on redemption shall be withdrawn from the appropriate Principal Account. The Trustee is empowered to sell Bonds in order to make funds available for redemptions. Such sales, if required, could result in a sale of Bonds by the Trustee at a loss. To the extent Bonds in a State Trust are sold, the size and diversity of such Trust will be reduced.

          The Redemption Price per Unit of a State Trust is the pro rata share of each Unit in such State Trust determined by the Trustee on the basis of (i) the cash on hand in such Trust or monies in the process of being collected, (ii) the value of the Bonds in such State Trust based on the bid prices of such Bonds and (iii) interest accrued thereon, less (a) amounts representing taxes or other governmental charges payable out of such State Trust, (b) the accrued expenses of such State Trust and (c) cash allocated for distribution to Certificateholders of record of such State Trust as of the business day prior to the evaluation being made. The Evaluator may determine the value of the Bonds in such State Trust for purposes of redemption (i) on the basis of current bid prices of the Bonds obtained from dealers or brokers who customarily deal in bonds comparable to those held by such State Trust, (ii) on the basis of bid prices for bonds comparable to any Bonds for which bid prices are not available,
(iii) by determining the value of the Bonds by appraisal, or (iv) by any combination of the above.

          The Trustee is irrevocably authorized in its discretion, if the Sponsor does not elect to purchase a Unit tendered for redemption or if the Sponsor tenders a Unit for redemption, in lieu of redeeming such Unit, to sell such Unit in the over-the-counter market for the account of the tendering Certificateholder at prices which will return to the Certificateholder an amount in cash, net after deducting brokerage commissions, transfer taxes and other charges, equal to or in excess of the Redemption Price for such Unit.

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



The Trustee will pay the net proceeds of any such sale to the Certificateholder on the day he would otherwise be entitled to receive payment of the Redemption Price.

          The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Bonds is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. The Trustee and the Sponsor are not liable to any person or in any way for any loss or damage which may result from any such suspension or postponement.

          A Certificateholder who wishes to dispose of his Units should inquire of his bank or broker in order to determine if there is a current secondary market price in excess of the Redemption Price.


                              TRUST ADMINISTRATION

          Portfolio Supervision. The Sponsor may direct the Trustee to dispose of Bonds in a State Trust upon (i) default in payment of principal or interest on such Bonds, (ii) institution of certain legal proceedings with respect to the issuers of such Bonds, (iii) default under other documents adversely affecting debt service on such Bonds, (iv) default in payment of principal or interest on other obligations of the same issuer or guarantor, (v) with respect to revenue Bonds, decline in revenues and income of any facility or project below the estimated levels calculated by proper officials charged with the construction or operation of such facility or project, or (vi) decline in price or the occurrence of other market or credit factors that in the opinion of the Sponsor would make the retention of such Bonds in such State Trust detrimental to the interests of the Certificateholders. If a default in the payment of principal or interest on any of the Bonds occurs and if the Sponsor fails to instruct the Trustee to sell or hold such Bonds, the Trust Agreement provides that the Trustee may sell such Bonds.

          The Sponsor is authorized by the Trust Agreement to direct the Trustee to accept or reject certain plans for the refunding or refinancing of any of the Bonds. Any bonds received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Trust Agreement to the same extent as the Bonds originally deposited. Within five days after such deposit in a State Trust, notice of such exchange and deposit shall be given by the Trustee to each Certificateholder of such Trust registered on the books of the Trustee, including an identification of the Bonds eliminated and the Bonds substituted therefor. Except as previously stated in the discussion regarding Failed Bonds, the acquisition by a State Trust of any securities other than the Bonds initially deposited is prohibited.

          Trust Agreement, Amendment and Termination. The Trust Agreement may be amended by the Trustee, the Sponsor and the Evaluator without the consent of any of the Certificateholders: (i) to cure any ambiguity or to correct or supplement any provision which may be defective or inconsistent; (ii) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency; or (iii) to make such other provisions in regard to matters arising thereunder as shall not adversely affect the interests of the Certificateholders.

          The Trust Agreement may also be amended in any respect, or performance of any of the provisions thereof may be waived, with the consent

82600.11
                                      -35-
of the holders of Certificates evidencing 66-2/3% of the Units then outstanding of each State Trust affected by such amendment for the purpose of modifying the rights of Certificateholders; provided that no such amendment or waiver shall reduce any Certificateholder's interest in a State Trust without his consent or reduce the percentage of Units required to consent to any such amendment or waiver without the consent of the holders of all Certificates. The Trust Agreement may not be amended, without the consent of the holders of all Certificates in a State Trust then outstanding, to increase the number of Units issuable by such State Trust or to permit the acquisition of any bonds in addition to or in substitution for those initially deposited in such State Trust, except in accordance with the provisions of the Trust Agreement. The Trustee shall promptly notify Certificateholders, in writing, of the substance of any such amendment.

          The Trust Agreement provides that each State Trust shall terminate upon the maturity, redemption or other disposition, as the case may be, of the last of the Bonds held in such State Trust, but in no event is it to continue beyond the end of the calendar year preceding the fiftieth anniversary of the execution of the Trust Agreement. If the value of a State Trust shall be less than the minimum amount set forth under "Summary of Essential Information in Part A" for such State Trust, the Trustee may, in its discretion, and shall when so directed by the Sponsor, terminate such State Trust. Each State Trust may also be terminated at any time with the consent of the holders of Certificates representing 100% of the Units of such State Trust then outstanding. In the event of termination of a State Trust, written notice thereof will be sent by the Trustee to all Certificateholders of such State Trust. Within a reasonable period after termination, the Trustee must sell any Bonds remaining in the terminated State Trust, and, after paying all expenses and charges incurred by such State Trust, distribute to each Certificateholder thereof, upon surrender for cancellation of his Certificate for Units, his pro rata share of the Interest and Principal Accounts of such State Trust.


          The Sponsors. The Sponsor, Reich & Tang Distributors, Inc. ("Reich & Tang"), a Delaware corporation, is engaged in the brokerage business and is a member of the National Association of Securities Dealers, Inc. Reich & Tang is also a registered investment adviser. Reich & Tang maintains its principal business offices at 600 Fifth Avenue, New York, New York 10020. The sole shareholder of the Sponsor, Reich & Tang Asset Management, Inc. ("RTAM Inc.") is wholly owned by NEIC Holdings, Inc. which, effective December 29, 1997, was wholly owned by NEIC Operating Partnership, L.P. ("NEICOP"). Subsequently, on March 31, 1998, NEICOP changed its name to Nvest Companies, L.P. ("Nvest"). The general partners of Nvest are Nvest Corporation and Nvest, L.P. Nvest, L.P. is owned approximately 99% by public unitholders and its general partner is Nvest Corporation. Nvest, with a principal place of business at 399 Boylston Street, Boston, MA 02116, is a holding company of firms engaged in the securities and investment advisory business. These affiliates in the aggregate are investment advisors or managers to over 80 registered investment companies. Reich & Tang is Sponsor (and Co-Sponsor, as the case may be) for numerous series of unit investment trusts, including New York Municipal Trust, Series 1 (and Subsequent Series), Municipal Securities Trust, Series 1 (and Subsequent Series), 1st Discount Series (and Subsequent Series), Multi-State Series 1 (and Subsequent Series), Mortgage Securities Trust, Series 1 (and Subsequent Series), Insured Municipal Securities Trust, Series 1 (and Subsequent Series) and 5th Discount Series (and Subsequent Series), Equity Securities Trust, Series 1, Signature Series, Gabelli Communications Income Trust (and Subsequent Series) Schwab Trusts and McLaughlin, Piven, Vogel Family of Trusts.


          For certain other Trusts as set forth in the "Summary of Essential Information" in Part A, the Sponsors are Reich & Tang and Gruntal & Co.,

82600.11
                                      -36-

L.L.C., both of whom have entered into an Agreement Among Co-Sponsors pursuant to which both parties have agreed to act as Co-Sponsors for the Trust. Reich & Tang has been appointed by Gruntal & Co., L.L.C. as agent for purposes of taking any action required or permitted to be taken by the Sponsor under the Trust Agreement. If the Sponsors are unable to agree with respect to action to be taken jointly by them under the Trust Agreement and they cannot agree as to which Sponsor shall act as sole Sponsor, then Reich & Tang shall act as sole Sponsor. If one of the Sponsors fails to perform its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, that Sponsor may be discharged under the Trust Agreement and a new Sponsor may be appointed or the remaining Sponsor may continue to act as Sponsor.

          Gruntal & Co., L.L.C., a Delaware limited liability company, operates a regional securities broker/dealer from its main office in New York City and branch offices in nine states. The firm is very active in the marketing of investment companies and has signed dealer agreements with many mutual fund groups. Further, through its Syndicate Department, Gruntal & Co., L.L.C. has underwritten a large number of Closed-End Funds and has been Co-Manager on the following offerings: Cigna High Income Shares; Dreyfus New York Municipal Income, Inc.; Franklin Principal Maturity Trust and Van Kampen Merritt Limited Term High Income Trust. The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Trust Agreement, but will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          The information included herein is only for the purpose of informing investors as to the financial responsibility of the Sponsor and its ability to carry out its contractual obligations. The Sponsor will be under no liability to Certificateholders for taking any action, or refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          The Sponsor may resign at any time by delivering to the Trustee an instrument of resignation executed by the Sponsor.

          If at any time the Sponsor shall resign or fail to perform any of its duties under the Trust Agreement or becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, then the Trustee may either (i) appoint a successor Sponsor; (ii) terminate the Trust Agreement and liquidate the Trust; or (iii) continue to act as Trustee without terminating the Trust Agreement. Any successor Sponsor appointed by the Trustee shall be satisfactory to the Trustee and, at the time of appointment, shall have a net worth of at least $1,000,000.

          The Trustee. For certain of the State Trusts, as set forth in the "Summary of Essential Information" in Part A, the Trustee is The Chase Manhattan Bank with its principal executive office located at 270 Park Avenue, New York, New York 10017 (800) 428-8890 and its unit investment trust office at 4 New York Plaza, New York, New York 10004. The Trustee is subject to supervision by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System.

          The Trustee must be a banking corporation organized under the laws of the United States or any state which is authorized under such laws to exercise corporate trust powers and must have at all times an aggregate

82600.11
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



capital, surplus and undivided profits of not less than $5,000,000. The duties of the Trustee are primarily ministerial in nature. The Trustee did not participate in the selection of Securities for the portfolio of the Trust.

          The Trustee shall not be liable or responsible in any way for taking any action, or for refraining from taking any action, in good faith pursuant to the Trust Agreement, or for errors in judgment; or for any disposition of any moneys, Bonds or Certificates in accordance with the Trust Agreement, except in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties; provided, however, that the Trustee shall not in any event be liable or responsible for any evaluation made by the Evaluator. In addition, the Trustee shall not be liable for any taxes or other governmental charges imposed upon or in respect of the Bonds or the Trusts which it may be required to pay under current or future law of the United States or any other taxing authority having jurisdiction. The Trustee shall not be liable for depreciation or loss incurred by reason of the sale by the Trustee of any of the Bonds pursuant to the Trust Agreement.

          For further information relating to the responsibilities of the Trustee under the Trust Agreement, reference is made to the material set forth under "Rights of Certificateholders."

          The Trustee may resign by executing an instrument in writing and filing the same with the Sponsor, and mailing a copy of a notice of resignation to all Certificateholders. In such an event, the Sponsor is obligated to appoint a successor Trustee as soon as possible. In addition, if the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Trust Agreement. Notice of such removal and appointment shall be mailed to each Certificateholder by the Sponsor. If upon resignation of the Trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring Trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of the Trustee becomes effective only when the successor Trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor Trustee. Upon execution of a written acceptance of such appointment by such successor Trustee, all the rights, powers, duties and obligations of the original Trustee shall vest in the successor.

          Any corporation into which the Trustee may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Trustee shall be a party, shall be the successor Trustee. The Trustee must always be a banking corporation organized under the laws of the United States or any state and have at all times an aggregate capital, surplus and undivided profits of not less than $2,500,000.

          The Evaluator. The Evaluator is Kenny S&P Evaluation Services, a business unit of J. J. Kenny Company, Inc., a subsidiary of The McGraw-Hill Companies, Inc. with main offices located at 65 Broadway, New York, New York 10006. The Evaluator is a wholly-owned subsidiary of McGraw-Hill, Inc. The Evaluator is a registered investment advisor and also provides financial information services.

          The Trustee, the Sponsor and Certificateholders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Trust Agreement shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Certificateholders for errors in judgment, except

82600.11
                                      -38-
in cases of its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

          The Evaluator may resign or may be removed by the Sponsor and Trustee, and the Sponsor and the Trustee are to use their best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the retiring Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.


                           TRUST EXPENSES AND CHARGES

          At no cost to the State Trusts, the Sponsor has borne the expenses of creating and establishing the State Trusts, including the cost of initial preparation and execution of the Trust Agreement, registration of the State Trusts and the Units under the Investment Company Act of 1940 and the Securities Act of 1933, preparation and printing of the Certificates, legal and auditing expenses, advertising and selling expenses, initial fees and expenses of the Trustee and other out-of-pocket expenses. The fees of the Evaluator, however, incurred during the initial public offering, are paid directly by the Trustee.

          The Sponsor will not charge the State Trust a fee for its services as such. See "Sponsor's Profits."

          The Trustee will receive for its ordinary recurring services to each State Trust an annual fee in the amount set forth under "Summary of Essential Information" in Part A. For a discussion of the services performed by the Trustee pursuant to its obligations under the Trust Agreement, see "Trust Administration" and "Rights of Certificateholders."

          The Evaluator will receive for each daily evaluation of the Bonds in the Trust a fee in the amount set forth under "Summary of Essential Information" in Part A, which fee shall be allocated pro rata among each State Trust.

          The Trustee's and Evaluator's fees applicable to a State Trust are payable monthly as of the Record Date from such State Trust's Interest Account to the extent funds are available and then from such Trust's Principal Account. Both fees may be increased without approval of the Certificateholders by amounts not exceeding proportionate increases in consumer prices for services as measured by the United States Department of Labor's Consumer Price Index entitled "All Services Less Rent."

          The following additional charges are or may be incurred by any or all of the State Trusts: (i) all expenses (including counsel and auditing fees) of the Trustee incurred in connection with its activities under the Trust Agreement, including the expenses and costs of any action undertaken by the Trustee to protect a State Trust and the rights and interests of the Certificateholders; (ii) fees of the Trustee for any extraordinary services performed under the Trust Agreement; (iii) indemnification of the Trustee for any loss or liability accruing to it without gross negligence, bad faith or willful misconduct on its part, arising out of or in connection with its acceptance or administration of a State Trust; (iv) indemnification of the Sponsor for any loss, liabilities and expenses incurred in acting as Sponsor of a State Trust without gross negligence, bad faith or willful misconduct on its part; and (v) all taxes and other governmental charges imposed upon the Bonds or any part of a State Trust (no such taxes or charges are being levied, made or, to the knowledge of the Sponsor, contemplated). The above expenses,

82600.11
                                      -39-
including the Trustee's fees, when paid by or owing to the Trustee, are secured by a first lien on the State Trust to which such expenses are allocable. In addition, the Trustee is empowered to sell Bonds of a State Trust in order to make funds available to pay all expenses of such State Trust.

          Unless the Sponsor otherwise directs, the accounts of the Trust shall be audited not less than annually by independent public accountants selected by the Sponsor. The expenses of the audit shall be an expense of the Trust. So long as the Sponsor maintains a secondary market, the Sponsor will bear any audit expense which exceeds $.50 per 1,000 Units. Certificateholders covered by the audit during the year may receive a copy of the audited financials upon request.


                     EXCHANGE PRIVILEGE AND CONVERSION OFFER

          Certificateholders will be able to elect to exchange any or all of their Units of this Trust for Units of one or more of any available series of Equity Securities Trust, Insured Municipal Securities Trust, Municipal Securities Trust, New York Municipal Trust or Mortgage Securities Trust (the "Exchange Trusts") subject to a reduced sales charge as set forth in the prospectus of the Exchange Trust (the "Exchange Privilege"). Unit owners of any registered unit investment trust for which there is no active secondary market in the units of such trust (a "Redemption Trust") will be able to elect to redeem such units and apply the proceeds of the redemption to the purchase of available Units of one or more series of an Exchange Trust (the "Conversion Trusts") at the Public Offering Price for units of the Conversion Trust subject to a reduced sales charge as set forth in the prospectus of the Conversion Trust (the "Conversion Offer"). Under the Exchange Privilege, the Sponsor's repurchase price during the initial offering period of the Units being surrendered will be based on the market value of the Securities in the Trust portfolio or on the aggregate offer price of the Bonds in the other Trust Portfolios; and, after the initial offering period has been completed, will be based on the aggregate bid price of the securities in the particular Trust portfolio. Under the Conversion Offer, units of the Redemption Trust must be tendered to the trustee of such trust for redemption at the redemption price determined as set forth in the relevant Redemption Trust's prospectus. Units in an Exchange or Conversion Trust will be sold to the Certificateholder at a price based on the aggregate offer price of the securities in the Exchange or Conversion trust portfolio (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) during the initial public offering period of the Exchange or Conversion Trust; and after the initial public offering period has been completed, based on the aggregate bid price of the securities in the Exchange or Conversion Trust Portfolio if its initial offering has been completed plus accrued interest (or for units of Equity Securities Trust, based on the market value of the underlying securities in the trust portfolio) and a reduced sales charge.

          Except for Certificateholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, any purchaser who purchases Units under the Exchange Privilege or Conversion Offer will pay a lower sales charge than that which would be paid for the Units by a new investor. For Certificateholders who wish to exercise the Exchange Privilege or Conversion Offer within the first five months of their purchase of Units of the Exchange or Redemption Trust, the sales charge applicable to the purchase of units of an Exchange or Conversion Trust shall be the greater of (i) the reduced sales charge or (ii) an amount which when coupled with the sales charge paid by the Certificateholder upon his original purchase of Units of the Exchange or

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                                      -40-

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Redemption Trust would equal the sales charge  applicable in the direct purchase of units of an Exchange Trust.

          In order to exercise the Exchange Privilege the Sponsor must be maintaining a secondary market in the units of the available Exchange Trust. The Conversion Offer is limited only to unit owners of any Redemption Trust. Exercise of the Exchange Privilege and the Conversion Offer by Certificateholders is subject to the following additional conditions: (i) at the time of the Certificateholder's election to participate in the Exchange Privilege or Conversion Offer, there must be units of the Exchange or Conversion Trust available for sale, either under the initial primary distribution or in the Sponsor's secondary market, (ii) exchanges will be effected in whole units only, (iii) Units of the Mortgage Securities Trust may only be acquired in blocks of 1,000 Units and (iv) Units of the Equity Securities Trust may only be acquired in blocks of 100 Units. Certificate holders will not be permitted to advance any funds in excess of their redemption in order to complete the exchange. Any excess proceeds received from a Certificateholder for exchange or from units being redeemed per conversion will be remitted to such Certificateholder.

          The Sponsor reserves the right to suspend, modify or terminate the Exchange Privilege and/or the Conversion Offer. The Sponsor will provide Certificateholders of the Trust with 60 days' prior written notice of any termination or material amendment to the Exchange Privilege and/or the Conversion Offer, provided that no notice need be given if (i) the only material effect of an amendment is to reduce or eliminate the sales charge payable at the time of the exchange, to add one or more series of the Trust eligible for the Exchange Privilege or the Conversion Offer, to add any new unit investment trust sponsored by Reich & Tang or a sponsor controlled by or under common control with Reich & Tang, or to delete a series which has been terminated from eligibility for the Exchange Privilege and/or the Conversion Offer, (ii) there is a suspension of the redemption of units of an Exchange or Conversion Trust under Section 22(e) of the Investment Company Act of 1940, or (iii) an Exchange Trust temporarily delays or ceases the sale of its units because it is unable to invest amounts effectively in accordance with its investment objectives, policies and restrictions. During the 60-day notice period prior to the termination or material amendment of the Exchange Privilege described above, the Sponsor will continue to maintain a secondary market in the units of all Exchange Trusts that could be acquired by the affected Certificateholders. Certificateholders may, during this 60-day period, exercise the Exchange Privilege in accordance with its terms then in effect.

          To exercise the Exchange Privilege, a Certificateholder should notify the Sponsor of his desire to exercise his Exchange Privilege. To exercise the Conversion Offer, a unit owner of a Redemption Trust should notify his retail broker of his desire to redeem his Redemption Trust Units and use the proceeds from the redemption to purchase Units of one or more of the Conversion Trusts. If Units of a designated, outstanding series of an Exchange or Conversion Trust are at the time available for sale and such Units may lawfully be sold in the state in which the Certificateholder is a resident, the Certificateholder will be provided with a current prospectus or prospectuses relating to each Exchange or Conversion Trust in which he indicates an interest. He may then select the Trust or Trusts into which he desires to invest the proceeds from his sale of Units. The exchange transaction will operate in a manner essentially identical to a secondary market transaction except that units may be purchased at a reduced sales charge. The conversion transaction will be handled entirely through the unit owner's retail broker. The retail broker must tender the units to the trustee of the Redemption Trust for redemption and then apply the proceeds to the redemption toward the purchase of units of a Conversion Trust at a price based

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                                      -41-
on the aggregate offer or bid side evaluation per Unit of the Conversion Trust, depending on which price is applicable, plus accrued interest and the applicable sales charge. The certificates must be surrendered to the broker at the time the redemption order is placed and the broker must specify to the Sponsor that the purchase of Conversion Trust Units is being made pursuant to the Conversion Offer. The unit owner's broker will be entitled to retain a portion of the sales charge.

          Tax Consequences of the Exchange Privilege and the Conversion Offer. A surrender of Units pursuant to the Exchange Privilege or the Conversion Offer will constitute a taxable event to the Certificateholder under the Internal Revenue Code. The Certificateholder will realize a tax gain or loss that will be of a long- or short-term capital or ordinary income nature dependent on the length of time the Units have been held and other factors. (See "Tax Status".) A Certificateholder's tax basis in the Units acquired pursuant to the Exchange Privilege or Conversion Offer will be equal to the purchase price of such Units. Investors should consult their own tax advisors as to the tax consequences to them of exchanging or redeeming units and participating in the Exchange Privilege or Conversion Offer.


                                  OTHER MATTERS

          Legal Opinions. The legality of the Units originally offered and certain matters relating to federal and New York tax law have been passed upon by Battle Fowler LLP, 75 East 55th Street, New York, New York 10022, or Berger Steingut Tarnoff & Stern, 600 Madison Avenue, New York, New York 10022, as counsel for the Sponsor. Certain matters relating to California tax law have been passed upon by Brown & Wood LLP, as special California counsel to the Sponsor. Certain matters relating to Virginia tax law have been passed upon by Hunton & Williams, as special Virginia counsel to the Sponsor. Carter, Ledyard & Milburn, Two Wall Street, New York, New York 10005 have acted as counsel for The Chase Manhattan Bank.


          Independent Accountants. The financial statements of the Trusts for the years ended June 30, 1997, 1998 and 1999 included in Part A of this Prospectus have been examined by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been so included in reliance on their report given upon the authority of said firm as experts in accounting and auditing.


          Performance Information. Total returns, average annualized returns or cumulative returns for various periods of this Trust may be included from time to time in advertisements, sales literature and reports to current or prospective investors. Total return shows changes in Unit price during the period plus reinvestment of dividends and capital gains, divided by the original public offering price as of the date of calculation. Average annualized returns show the average return for stated periods of longer than a year. Sales material may also include an illustration of the cumulative results of like annual investments during an accumulation period and like annual withdrawals during a distribution period. Figures for actual portfolios will reflect all applicable expenses and, unless otherwise stated, the maximum sales charge. No provision is made for any income taxes payable. Returns may also be shown on a combined basis. Trust performance may be compared to performance on a total return basis of the Dow Jones Industrial Average, the S&P 500 Composite Price Stock Index, or performance data from Lipper Analytical Services, Inc. and Morningstar Publications, Inc. or from publications such as Money, The New York Times, U.S. News and World Report, Business Week, Forbes or Fortune. As with other performance data, performance comparisons should not be considered representative of a Trust's relative performance for any future period.

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




                          DESCRIPTION OF BOND RATINGS*

          Standard & Poor's Ratings Services. A brief description of the applicable Standard & Poor's Corporation rating symbols and their meanings is as follows:

          A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

          The bond rating is not a recommendation to purchase or sell a security, inasmuch as it does not comment as to market price.

          The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information.

          The ratings are based, in varying degrees, on the following considerations:


(i)Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.



(ii)Nature of and provisions of the obligation.



(iii)Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.


          AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

          AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and they differ from AAA issues only in small degrees.

          A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

          BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

          Plus (+) or Minus (-): To provide more detailed indications of credit quality, the ratings from "AA" to "BB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

--------
*          As described by the rating agencies.


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                                      -43-

          Provisional Ratings -- (Prov.) following a rating indicates the rating is provisional, which assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

          Moody's Investors Service. A brief description of the applicable Moody's Investors Service, Inc.'s rating symbols and their meanings is as follows:

          Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements which make the long term risks appear somewhat larger than in Aaa securities.

          A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Those bonds in the A and Baa group which Moody's believes possess the strongest investment attributes are designated by the symbol A 1 and Baa 1. Other A bonds comprise the balance of the group. These rankings (i) designate the bonds which offer the maximum in security within their quality group, (ii) designate bonds which can be bought for possible upgrading in quality and (iii) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the market place.

          Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

          Con-Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are debt obligations secured by (i) earnings of projects under construction,

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                                      -44-

(ii) earnings of projects unseasoned in operating experience, (iii) rentals which begin when facilities are completed, or (iv) payments to which some other limiting condition attaches. Rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of obligation as a matter of policy.


                                  *      *      *

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                                      -45-

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


                      INDEX                                                *   *   *
                                                                   MUNICIPAL SECURITIES TRUST
Title                                         Page                     MULTI-STATE SERIES


Summary of Essential Information.............     A-5               (A Unit Investment Trust)
Financial and Statistical Information........     A-6
Information Regarding the Trust..............     A-7                      Prospectus
                                                                           ----------
Audit and Financial Information..............     F-1

                                                                     Dated: October 28, 1999

The Trust....................................       1

The State Trusts.............................       8                       Sponsor:
Public Offering..............................      23
Estimated Long Term Return and Estimated                           Reich & Tang Distributors,
  Current Return.............................      25              Inc.
Rights of Certificateholders.................      26                   600 Fifth Avenue
Tax Status...................................      28                 New York, N.Y.  10020
Liquidity....................................      33                     212-830-5200
Trust Administration.........................      35
Trust Expenses and Charges...................      39               (and for certain Trusts:)
Exchange Privilege and Conversion Offer......      40                 Gruntal & Co., L.L.C.
Other Matters................................      42                   One Liberty Plaza
Description of Bond Ratings..................      43               New York, New York 10006

                                                                        (212) 267-8800
            Parts A and B of this Prospectus do
not contain all of the information set forth in                               Trustee:
the registration statement and exhibits relating
thereto, filed with the Securities and Exchange                       The Chase Manhattan Bank
Commission, Washington, D.C., under the                                   4 New York Plaza
Securities Act of 1933, and to which reference is                       New York, N.Y.  10004
made.                                                                       800-882-9898


                                                                             Evaluator:

                                                                        Kenny S&P Evaluation
                                                                              Services
                                                                             65 Broadway
                                                                        New York, N.Y.  10006


          This Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy securities in any state to any person to whom it is not lawful to make such offer in such state.

                                      * * *

          No person is authorized to give any information or to make any representations not contained in Parts A and B of this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized by the Trust, the Trustee, the Evaluator, or the Sponsor. The Trust is registered as a unit investment trust under the Investment Company Act of 1940. Such registration does not imply that the Trust or any of its Units have been guaranteed, sponsored, recommended or approved by the United States or any state or any agency or officer thereof.


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                                      -46-

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